UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06650

LORD ABBETT RESEARCH FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2008

Item 1:                                  Report(s) to Shareholders.

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett

Large Cap Core Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2008

Lord Abbett Research Fund
Lord Abbett Large Cap Core Fund and
Lord Abbett Small Cap Value Fund
Annual Report

For the fiscal year ended November 30, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Large Cap Core Fund's and the Lord Abbett Small Cap Value Fund's performance for the fiscal year ended November 30, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds' portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended November 30, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market, accelerated in the last three months of the 12-month period, which saw the equity markets, as measured by the S&P 500® Index,1 fall to levels not seen since 2003. The closing months of the fiscal year were marked by the most extreme volatility in the equity markets since the 1930s. For example, the S&P 500 was down 38.09% for the 12-month period. The National Bureau of Economic Research said the U.S. economy officially had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3) or large cap stocks (as measured by the Russell 1000® Index4), but even small caps were down 37.46% for the 12-month period. Large cap stocks declined 38.98%, while mid cap stocks were down 44.04%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (as represented by the Russell 3000® Growth Index6), declining 37.95%, compared to a 39.86% decline for growth stocks.

Lord Abbett Large Cap Core Fund

Q: How did the Large Cap Core Fund perform during the fiscal year ended November 30, 2008?

A: The Fund returned -31.78%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000 Index, which returned -38.98% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund's performance relative to its benchmark for the 12-month period were the financial services sector (owing to an underweight position), the healthcare sector, and the consumer staples sector (owing to an overweight position).

Among individual holdings that contributed to performance were healthcare holding ImClone Systems Inc. (the Fund's number-one contributor), a biopharmaceutical company that develops targeted biologic treatments to address the medical needs of cancer patients (the company was acquired in November 2008 by Eli Lilly and Co.); consumer staples holding Wm. Wrigley Jr. Co., a worldwide maker of chewing and bubble gum (the company recently was acquired by Mars, Inc.); and consumer discretionary holding Wal-Mart Stores, Inc., an operator of discount stores and supercenters.

The most significant detractors from the Fund's performance were the integrated oils and utilities sectors (owing to underweight positions in both) and the other energy sector (which includes oil service companies, as well as smaller exploration and production companies and independent refiners).

Among individual holdings that detracted from performance were financial services holding Bank of America Corp. (the Fund's number-one detractor), a domestic and international provider of banking and nonbanking financial services; consumer discretionary holding Electronic Arts Inc., a developer of interactive entertainment software; and other holding General Electric Co., which manufactures appliances and consumer electronics, and has several other business units, including healthcare, aviation, electrical distribution lighting, media and entertainment, and oil and gas. (The other sector includes a wide array of diversified companies.)

Lord Abbett Small Cap Value Fund

Q: How did the Small Cap Value Fund perform during the fiscal year ended November 30, 2008?

A: The Fund returned -34.96%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,7 which returned -33.61% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund's performance relative to its benchmark for the 12-month period were the auto and transportation, materials and processing, and technology sectors.

Among individual holdings that detracted from performance were technology holding Anixter International Inc. (the Fund's number-one detractor), a distributor of communications and specialty wire and cable products; materials and processing holding Hexcel Corp., a manufacturer of reinforcement products, composite materials, and engineered products; and auto and transportation holding Tenneco Inc., a maker of emission control and ride control products and systems for the automotive market.

The most significant contributors to the Fund's performance relative to its benchmark for the 12-month period were the utilities, other energy (which includes oil service companies, as well as smaller exploration and production companies and independent refiners), and producer durables sectors.

Among individual holdings that contributed to performance were other energy holding Petrohawk Energy Corp. (the Fund's number-one contributor), an oil and gas company; utilities holding Piedmont Natural Gas Company, Inc., an energy and services company that primarily sells natural gas; and materials and processing holding Quanex Building Products Corp., a manufacturer of engineered materials and components.

Each Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

7  The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

During certain periods shown, expense reimbursements were in place for the Large Cap Core Fund. Without such expense reimbursements, the Fund's returns would have been lower.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's prospectus.

The views of each Fund's management and the portfolio holdings described in this report are as of November 30, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or each Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see each Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Large Cap Core Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index and the Russell 1000® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A3	–35.70%	–0.80%	1.98%	—
Class B4	–34.76%	–0.44%	2.06%	—
Class C5	-32.24%	-0.27%	1.95%	—
Class F6	-31.64%	—	—	-28.73%
Class I7	-31.53%	0.74%	—	1.27%
Class P8	-31.85%	0.29%	—	1.75%
Class R2[9]	-31.57%	—	—	-28.72%
Class R3[10]	-31.86%	—	—	-28.97%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2008, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7 Class I shares commenced operations on May 3, 1999. Performance is at net asset value.

8 Class P shares commenced operations on April 5, 1999. Performance is at net asset value.

9 Class R2 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

10 Class R3 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index and Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended November 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A3	–38.70%	3.25%	9.30%	—
Class B4	–37.57%	3.67%	9.38%	—
Class C5	-35.42%	3.78%	9.24%	—
Class F6	-34.82%	—	—	-31.46%
Class I7	-34.77%	4.82%	10.32%	—
Class P8	-35.04%	4.36%	—	8.93%
Class R2[9]	—	—	—	-29.16	%*
Class R3[10]	—	—	—	-29.16	%*

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2008, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

8 Class P shares commenced operations on June 23, 1999. Performance is at net asset value.

9 Class R2 shares commenced operations on March 24, 2008 and performance for the class began March 31, 2008. Performance is at net asset value.

10 Class R3 shares commenced operations on March 24, 2008 and performance for the class began March 31, 2008. Performance is at net asset value.

* Because Class R2 and R3 shares have existed for less than one year, average annual returns are not provided.

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 through November 30, 2008).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/08 – 11/30/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Large Cap Core Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/08	11/30/08	6/1/08 – 11/30/08
Class A
Actual	$1,000.00	$705.40	$5.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.49	$6.56
Class B
Actual	$1,000.00	$703.00	$8.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.23	$9.82
Class C
Actual	$1,000.00	$702.90	$8.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.23	$9.82
Class F
Actual	$1,000.00	$705.90	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.78	$5.25
Class I
Actual	$1,000.00	$706.50	$4.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.24	$4.80
Class P
Actual	$1,000.00	$705.00	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.99	$7.06
Class R2
Actual	$1,000.00	$708.30	$2.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.58	$2.43
Class R3
Actual	$1,000.00	$704.80	$6.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.87	$7.21

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.04% for Class F, 0.95% for Class I, 1.40% for Class P, 0.48% for Class R2 and 1.43% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2008

Sector*	%**
Auto & Transportation	0.94%
Consumer Discretionary	9.63%
Consumer Staples	14.89%
Financial Services	15.14%
Healthcare	14.19%
Integrated Oil	7.05%
Materials & Processing	5.80%
Sector*	%**
Other	1.37%
Other Energy	2.12%
Producer Durables	4.16%
Technology	11.68%
Utilities	8.69%
Short-Term Investment	4.34%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/08	11/30/08	6/1/08 – 11/30/08
Class A
Actual	$1,000.00	$646.40	$5.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.83	$6.21
Class B
Actual	$1,000.00	$644.30	$7.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.32	$9.77
Class C
Actual	$1,000.00	$644.30	$7.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.32	$9.77
Class F
Actual	$1,000.00	$647.30	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.82	$5.25
Class I
Actual	$1,000.00	$647.50	$3.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.70
Class P
Actual	$1,000.00	$646.40	$5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.08	$6.96
Class R2
Actual	$1,000.00	$645.80	$6.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.46	$7.62
Class R3
Actual	$1,000.00	$645.80	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.76	$7.31

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.94% for Classes B and C, 1.04% for Class F, 0.93% for Class I, 1.38% for Class P, 1.51% for Class R2 and 1.45% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2008

Sector*	%**
Auto & Transportation	9.05%
Consumer Discretionary	6.30%
Consumer Staples	1.70%
Financial Services	10.14%
Healthcare	9.54%
Materials & Processing	18.39%
Sector*	%**
Other	4.04%
Other Energy	2.94%
Producer Durables	11.84%
Technology	8.43%
Utilities	12.07%
Short-Term Investment	5.56%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Schedule of Investments

LARGE CAP CORE FUND November 30, 2008

Investments	Shares	Value (000)
COMMON STOCKS 96.74%
Aerospace 3.73%
Boeing Co. (The)	76,296	$3,253
Lockheed Martin Corp.	121,490	9,368
Raytheon Co.	176,400	8,608
United Technologies Corp.	166,600	8,085
Total		29,314
Agriculture, Fishing & Ranching 2.76%
Monsanto Co.	273,900	21,693
Banks 10.10%
Bank of America Corp.	547,448	8,896
BB&T Corp.	65,700	1,969
Fifth Third Bancorp	195,600	1,870
JPMorgan Chase & Co.	604,428	19,136
Northern Trust Corp.	135,100	6,200
PNC Financial Services Group, Inc. (The)	238,000	12,559
SunTrust Banks, Inc.	112,300	3,563
U.S. Bancorp	319,800	8,628
Wells Fargo & Co.	570,900	16,493
Total		79,314
Beverage: Soft Drinks 3.33%
Coca-Cola Co. (The)	299,300	14,028
PepsiCo, Inc.	214,000	12,134
Total		26,162
Biotechnology Research & Production 4.36%
Amgen, Inc.*	184,300	10,236
Baxter International, Inc.	119,687	6,331
Celgene Corp.*	163,100	8,498
Genentech, Inc.*	48,500	3,715
Genzyme Corp.*	84,800	5,429
Total		34,209
Chemicals 1.45%
Praxair, Inc.	192,700	11,379

Investments	Shares	Value (000)
Communications & Media 0.25%
Time Warner, Inc.	216,300	$1,958
Communications Technology 2.58%
Cisco Systems, Inc.*	609,100	10,075
Corning, Inc.	282,903	2,549
McAfee, Inc.*	14,600	443
QUALCOMM, Inc.	213,700	7,174
Total		20,241
Computer Services, Software & Systems 4.41%
Adobe Systems, Inc.*	228,053	5,282
Citrix Systems, Inc.*	15,600	416
Microsoft Corp.	866,900	17,529
Oracle Corp.*	575,800	9,265
Yahoo!, Inc.*	183,500	2,112
Total		34,604
Computer Technology 3.17%
Hewlett-Packard Co.	361,013	12,737
International Business Machines Corp.	148,900	12,150
Total		24,887
Consumer Electronics 2.70%
Activision Blizzard, Inc.*	1,260,026	14,742
Electronic Arts, Inc.*	338,700	6,456
Total		21,198
Copper 0.07%
Freeport-McMoRan Copper & Gold, Inc.	24,465	587
Diversified Financial Services 2.55%
Bank of New York Mellon Corp. (The)	382,018	11,541
Goldman Sachs Group, Inc. (The)	57,600	4,550
MetLife, Inc.	102,200	2,939
Morgan Stanley	70,100	1,034
Total		20,064

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP CORE FUND November 30, 2008

Investments	Shares	Value (000)
Drug & Grocery Store Chains 0.87%
Kroger Co. (The)	195,000	$5,394
Walgreen Co.	58,800	1,455
Total		6,849
Drugs & Pharmaceuticals 6.17%
Abbott Laboratories	181,400	9,504
Eli Lilly & Co.	48,300	1,649
Gilead Sciences, Inc.*	223,224	9,998
Johnson & Johnson	197,200	11,552
Merck & Co., Inc.	162,900	4,353
Pfizer, Inc.	456,400	7,499
Schering-Plough Corp.	229,200	3,853
Total		48,408
Electrical Equipment & Components 0.22%
Emerson Electric Co.	48,278	1,733
Electronics: Medical Systems 0.50%
Medtronic, Inc.	127,800	3,900
Electronics: Semi-Conductors/Components 1.26%
Intel Corp.	549,000	7,576
Texas Instruments, Inc.	151,500	2,359
Total		9,935
Electronics: Technology 0.39%
General Dynamics Corp.	59,054	3,051
Energy: Miscellaneous 0.27%
Valero Energy Corp.	115,100	2,112
Entertainment 0.40%
Walt Disney Co. (The)	140,737	3,169
Finance Companies 0.03%
Capital One Financial Corp.	6,000	206

Investments	Shares	Value (000)
Financial Data Processing Services & Systems 0.28%
Western Union Co.	168,600	$2,237
Foods 4.50%
Campbell Soup Co.	255,095	8,176
General Mills, Inc.	87,900	5,553
Kellogg Co.	187,300	8,134
Kraft Foods, Inc. Class A	494,600	13,458
Total		35,321
Health & Personal Care 2.21%
CVS Caremark Corp.	156,548	4,529
Express Scripts, Inc.*	190,200	10,938
Medco Health Solutions, Inc.*	45,302	1,903
Total		17,370
Healthcare Facilities 0.65%
Quest Diagnostics, Inc.	109,156	5,083
Insurance: Life 0.24%
Prudential Financial, Inc.	85,800	1,862
Insurance: Multi-Line 2.11%
Aon Corp.	355,100	16,086
Hartford Financial Services Group, Inc. (The)	54,544	461
Total		16,547
Leisure Time 0.41%
Carnival Corp. Unit	122,200	2,566
Royal Caribbean Cruises Ltd.	72,200	680
Total		3,246
Machinery: Oil Well Equipment & Services 1.35%
Schlumberger Ltd.	173,200	8,788
Weatherford International Ltd.*	140,600	1,795
Total		10,583

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE CAP CORE FUND November 30, 2008

Investments	Shares	Value (000)
Medical & Dental Instruments & Supplies 0.47%
St. Jude Medical, Inc.*	130,900	$3,669
Milling: Fruit & Grain Processing 1.58%
Archer Daniels Midland Co.	452,700	12,395
Miscellaneous: Consumer Staples 0.34%
Diageo plc ADR	47,281	2,665
Multi-Sector Companies 1.39%
General Electric Co.	409,400	7,029
Honeywell International, Inc.	138,200	3,850
Total		10,879
Oil: Crude Producers 0.53%
Apache Corp.	21,100	1,631
XTO Energy, Inc.	65,350	2,499
Total		4,130
Oil: Integrated Domestic 1.43%
ConocoPhillips	79,600	4,181
Hess Corp.	97,200	5,253
Occidental Petroleum Corp.	33,300	1,803
Total		11,237
Oil: Integrated International 5.70%
Chevron Corp.	173,300	13,692
Exxon Mobil Corp.	376,815	30,202
Marathon Oil Corp.	32,500	851
Total		44,745
Railroads 0.08%
Union Pacific Corp.	13,100	656
Restaurants 0.09%
Darden Restaurants, Inc.	38,100	697
Retail 5.67%
Best Buy Co., Inc.	202,500	4,194

Investments	Shares	Value (000)
GameStop Corp. Class A*	13,900	$304
Home Depot, Inc. (The)	148,700	3,436
Kohl's Corp.*	191,900	6,267
Macy's, Inc.	90,000	668
Target Corp.	153,600	5,186
Wal-Mart Stores, Inc.	437,600	24,453
Total		44,508
Soaps & Household Chemicals 4.57%
Colgate-Palmolive Co.	216,500	14,088
Procter & Gamble Co. (The)	338,497	21,782
Total		35,870
Telecommunications Equipment 0.25%
Nokia Corp. ADR	138,000	1,956
Textiles Apparel Manufacturers 0.22%
Coach, Inc.*	94,944	1,699
Tobacco 1.44%
Altria Group, Inc.	199,500	3,208
Philip Morris International, Inc.	192,300	8,107
Total		11,315
Transportation: Miscellaneous 0.87%
United Parcel Service, Inc. Class B	118,200	6,808
Utilities: Cable TV & Radio 0.32%
Comcast Corp. Class A	149,260	2,503
Utilities: Electrical 5.29%
Dominion Resources, Inc.	290,300	10,689
FPL Group, Inc.	149,432	7,286
Northeast Utilities	283,200	6,599
PG&E Corp.	223,617	8,506
Progress Energy, Inc.	213,100	8,458
Total		41,538

See Notes to Financial Statements.

Schedule of Investments (concluded)

LARGE CAP CORE FUND November 30, 2008

Investments	Shares	Value (000)
Utilities: Telecommunications 3.18%
AT&T, Inc.	736,502	$21,035
Verizon Communications, Inc.	120,900	3,947
Total		24,982
Total Common Stocks (cost $925,299,055)		759,474
	Principal Amount (000)
SHORT-TERM INVESTMENT 4.39%
Repurchase Agreement
Repurchase Agreement dated 11/28/2008, 0.03% due 12/1/2008 with State Street Bank & Trust Co. collateralized by $35,165,000 of Federal Home Loan Bank Discount Note at Zero Coupon due 12/26/2008; value: $35,165,000; proceeds: $34,474,443 (cost $34,474,357)	$34,474	34,474
Total Investments in Securities 101.13% (cost $959,773,412)		793,948
Liabilities in Excess of Other Assets (1.13%)		(8,880)
Net Assets 100.00%		$785,068

ADR  American Depositary Receipt.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2008

Investments	Shares	Value (000)
COMMON STOCKS 94.69%
Aerospace 5.35%
Curtiss-Wright Corp.(a)	2,982,655	$99,621
Moog, Inc. Class A*	996,262	32,060
Total		131,681
Air Transportation 2.80%
AAR Corp.*(a)	2,331,364	39,493
Bristow Group, Inc.*	1,297,046	29,352
Total		68,845
Auto Components 0.48%
Gentex Corp.	1,350,000	11,840
Auto Parts: Original Equipment 1.77%
Autoliv, Inc. (Sweden)(b)	1,725,000	32,930
WABCO Holdings, Inc.	716,000	10,640
Total		43,570
Banks 4.42%
BancorpSouth, Inc.	362,000	8,051
Cullen/Frost Bankers, Inc.	945,000	51,228
First Horizon National Corp.*	998,102	10,670
First Midwest Bancorp, Inc.	487,261	8,971
Signature Bank*	798,874	23,806
Texas Capital Bancshares, Inc.*	372,673	5,981
Total		108,707
Beverage: Brewers 0.54%
Boston Beer Co., Inc. (The) Class A*	412,739	13,241
Biotechnology Research & Production 2.18%
Martek Biosciences Corp.*	356,533	9,965
OSI Pharmaceuticals, Inc.*	1,177,100	43,788
Total		53,753

Investments	Shares	Value (000)
Building: Materials 0.95%
Quanex Building Products Corp.(a)	2,467,229	$22,846
Watsco, Inc.	14,000	551
Total		23,397
Building: Roofing & Wallboard 0.62%
Beacon Roofing Supply, Inc.*	1,299,989	15,366
Chemicals 4.80%
A. Schulman, Inc.	63,332	859
Arch Chemicals, Inc.	1,187,259	34,288
Cabot Corp.	2,198,636	45,490
Cytec Industries, Inc.	1,137,700	25,063
EnerSys*	672,400	5,736
Polypore International, Inc.*	1,470,058	6,630
Total		118,066
Communications Technology 2.35%
Anixter International, Inc.*(a)	2,115,002	57,951
Computer Services, Software & Systems 1.31%
Macrovision Solutions Corp.*	2,750,052	32,341
Computer Technology 1.38%
Intermec, Inc.*	2,557,225	33,960
Construction 0.24%
Granite Construction, Inc.	137,426	5,894
Containers & Packaging: Metal & Glass 1.77%
AptarGroup, Inc.	803,200	26,859
Greif, Inc. Class A	142,487	4,723
Silgan Holdings, Inc.	264,577	11,970
Total		43,552

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2008

Investments	Shares	Value (000)
Diversified Manufacturing 3.66%
Hexcel Corp.*	4,058,829	$30,441
Koppers Holdings, Inc.(a)	1,141,000	24,440
Olin Corp.	2,153,983	35,283
Total		90,164
Diversified Production 0.26%
Thomas & Betts Corp.*	334,500	6,352
Drug & Grocery Store Chains 1.06%
Casey's General Stores, Inc.	227,246	6,738
Ruddick Corp.	219,846	6,015
Susser Holdings Corp.*(a)	1,093,152	13,271
Total		26,024
Drugs & Pharmaceuticals 4.00%
K-V Pharmaceutical Co. Class A*	1,222,184	5,597
Medicines Co. (The)*	2,441,900	31,476
Onyx Pharmaceuticals, Inc.*	1,650,000	46,365
Watson Pharmaceuticals, Inc.*	633,500	15,046
Total		98,484
Electrical & Electronics 0.98%
Plexus Corp.*	1,450,054	24,187
Electrical Equipment & Components 1.76%
AMETEK, Inc.	224,150	7,830
Baldor Electric Co.	2,157,598	35,557
Total		43,387
Electronics: Medical Systems 0.21%
TomoTherapy, Inc.*	2,267,978	5,239
Electronics: Semi-Conductors/Components 0.89%
Microsemi Corp.*	1,123,414	21,895

Investments	Shares	Value (000)
Electronics: Technology 1.54%
ION Geophysical Corp.*	300,300	$901
ScanSource, Inc.*(a)	2,167,999	36,878
Total		37,779
Engineering & Contracting Services 2.47%
URS Corp.*	1,600,038	60,738
Financial: Miscellaneous 1.77%
Financial Federal Corp.(a)	2,266,148	43,555
Foods 0.11%
Sensient Technologies Corp.	112,700	2,709
Forest Products 0.43%
Universal Forest Products, Inc.	504,000	10,599
Health & Personal Care 0.97%
Odyssey HealthCare, Inc.*(a)	2,925,000	23,897
Healthcare Facilities 0.79%
Skilled Healthcare Group, Inc. Class A*(a)	1,797,300	19,447
Healthcare Management Services 1.01%
Healthspring, Inc.*	1,700,000	24,803
Identification Control & Filter Devices 1.11%
Donaldson Co., Inc.	520,900	17,825
IDEX Corp.	410,775	9,448
Total		27,273
Industrial Products 0.24%
A.M. Castle & Co.	637,411	5,788
Insurance: Multi-Line 0.47%
Max Capital Group Ltd.	999,580	11,555

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2008

Investments	Shares	Value (000)
Insurance: Property - Casualty 0.93%
HCC Insurance Holdings, Inc.	303,200	$7,067
Navigators Group, Inc. (The)*	108,877	5,912
RLI Corp.	170,125	9,922
Total		22,901
Jewelry, Watches & Gemstones 1.11%
Fossil, Inc.*	1,800,000	27,360
Machinery: Industrial/Specialty 2.61%
EnPro Industries, Inc.*	306,300	5,719
Kennametal, Inc.	1,382,593	25,855
Nordson Corp.	1,005,098	32,615
Total		64,189
Machinery: Oil Well Equipment & Services 2.24%
CARBO Ceramics, Inc.	268,843	12,878
Complete Production Services, Inc.*	798,594	6,540
Key Energy Services, Inc.*	1,155,200	5,487
Oil States International, Inc.*	267,900	5,738
Superior Energy Services, Inc.*	1,450,098	24,434
Total		55,077
Manufacturing 0.23%
Federal Signal Corp.	789,396	5,542
Medical & Dental Instruments & Supplies 0.40%
SonoSite, Inc.*	540,793	9,783
Metal Fabricating 1.04%
Gibraltar Industries, Inc.	473,574	6,109
Reliance Steel & Aluminum Co.	950,866	19,607
Total		25,716

Investments	Shares	Value (000)
Miscellaneous: Materials & Processing 1.84%
Rogers Corp.*(a)	1,604,535	$45,248
Multi-Sector Companies 4.05%
Carlisle Cos., Inc.(a)	3,652,970	77,553
Teleflex, Inc.	465,914	22,075
Total		99,628
Oil: Crude Producers 0.71%
Forest Oil Corp.*	300,000	5,235
Goodrich Petroleum Corp.*	342,423	12,351
Total		17,586
Production Technology Equipment 0.32%
Rofin-Sinar Technologies, Inc.*	334,842	7,949
Railroads 0.58%
Kansas City Southern*	652,800	14,309
Real Estate Investment Trusts 0.19%
EastGroup Properties, Inc.	148,449	4,785
Rental & Leasing Services: Commercial 1.36%
GATX Financial Corp.	1,185,050	33,359
Restaurants 2.50%
Benihana, Inc.*	113,000	241
Benihana, Inc. Class A*	363,537	771
Brinker International, Inc.	3,130,000	20,783
CBRL Group, Inc.	675,993	13,067
Jack in the Box, Inc.*	718,700	12,577
McCormick & Schmick's Seafood Restaurants, Inc.*	670,000	2,412

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2008

Investments	Shares	Value (000)
Restaurants (continued)
Red Robin Gourmet Burgers, Inc.*	107,700	$1,313
Sonic Corp.*	1,220,000	10,309
Total		61,473
Retail 0.99%
Dress Barn, Inc. (The)*	681,261	5,334
Gaiam, Inc. Class A*	398,148	2,046
Genesco, Inc.*	568,394	7,651
MSC Industrial Direct Co.	192,300	6,656
Rush Enterprises, Inc. Class A*	300,000	2,634
Total		24,321
Savings & Loan 0.32%
Washington Federal, Inc.	467,900	7,903
Securities Brokerage & Services 0.71%
Raymond James Financial, Inc.	792,100	17,402
Services: Commercial 0.49%
Waste Connections, Inc.*	424,518	11,984
Shipping 1.48%
Kirby Corp.*	1,020,000	25,939
UTi Worldwide, Inc.	989,787	10,610
Total		36,549
Shoes 0.32%
DSW, Inc. Class A*	790,069	7,940
Steel 0.62%
Carpenter Technology Corp.	908,787	15,140
Textiles Apparel Manufacturers 0.05%
Oxford Industries, Inc.	212,830	1,277

Investments	Shares	Value (000)
Truckers 1.96%
Heartland Express, Inc.	2,617,514	$40,414
Knight Transportation, Inc.	501,000	7,896
Total		48,310
Utilities: Electrical 5.09%
Avista Corp.	1,631,100	28,822
Black Hills Corp.(a)	1,994,878	51,488
MGE Energy, Inc.	280,008	9,912
Otter Tail Corp.	633,373	11,901
Westar Energy, Inc.	1,150,044	23,265
Total		125,388
Utilities: Gas Distributors 6.18%
New Jersey Resources Corp.	860,700	34,565
Northwest Natural Gas Co.	665,000	33,217
Piedmont Natural Gas Co., Inc.	1,342,591	45,111
UGI Corp.	1,679,400	39,231
Total		152,124
Utilities: Water 0.83%
Aqua America, Inc.	938,558	20,357
Wholesale & International Trade 0.85%
Central European Distribution Corp.*	890,000	21,040
Total Common Stocks (cost $3,120,095,246)		2,330,679

See Notes to Financial Statements.

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2008

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 5.58%
Repurchase Agreement
Repurchase Agreement dated 11/28/2008, 0.03% due 12/1/2008 with State Street Bank & Trust Co. collateralized by $5,000 of Federal Home Loan Mortgage Corporation at 5.00% due 5/21/2013, $13,755,000 of Federal Home Loan Bank at 4.375% due 9/17/2010, $2,980,000 of Federal National Mortgage Association at 6.625% due 11/15/2010, $120,060,000 of Federal Home Loan Mortgage Corporation at 5.25% due 5/21/2009, and $150,000 of Federal National Mortgage Association at 4.75% due 11/19/2012; value: $140,114,864; proceeds: $137,365,303 (cost $137,364,960)	$137,365	$137,365
Total Investments in Securities 100.27% (cost $3,257,460,206)		2,468,044
Liabilities in Excess of Other Assets (0.27%)		(6,738)
Net Assets 100.00%		$2,461,306

*  Non-income producing security.

(a)  Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). (See Note 10).

(b)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2008

	Large Cap Core Fund	Small Cap Value Fund
ASSETS:
Investments in unaffiliated issuers, at cost	$959,773,412	$2,485,565,593
Investments in affiliated issuers, at cost	–	771,894,613
Investments in unaffiliated issuers, at value	$793,947,820	$1,912,356,432
Investments in affiliated issuers, at value	–	555,687,969
Receivables:
Interest and dividends	2,016,211	4,863,559
Investment securities sold	–	31,515,734
Capital shares sold	2,596,457	2,516,728
From advisor (See Note 3)	82,387	–
Prepaid expenses and other assets	45,673	132,503
Total assets	798,688,548	2,507,072,925
LIABILITIES:
Payables:
Investment securities purchased	11,357,510	39,191,473
Capital shares reacquired	993,821	2,429,482
Management fee	433,612	1,493,821
12b-1 distribution fees	291,285	530,522
Fund administration	24,798	80,748
Directors' fees	86,802	299,828
To affiliate (See Note 3)	70,698	48,148
Accrued expenses and other liabilities	362,116	1,692,880
Total liabilities	13,620,642	45,766,902
NET ASSETS	$785,067,906	$2,461,306,023
COMPOSITION OF NET ASSETS:
Paid-in capital	$969,721,532	$3,440,127,095
Undistributed net investment income	7,476,830	7,996,182
Accumulated net realized loss on investments	(26,304,864)	(197,401,449)
Net unrealized depreciation on investments	(165,825,592)	(789,415,805)
Net Assets	$785,067,906	$2,461,306,023

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2008

	Large Cap Core Fund	Small Cap Value Fund
Net assets by class:
Class A Shares	$494,847,261	$1,216,253,147
Class B Shares	$43,374,095	$25,954,771
Class C Shares	$65,199,656	$46,306,821
Class F Shares	$2,452,789	$1,425,314
Class I Shares	$174,231,291	$942,603,701
Class P Shares	$4,635,468	$227,657,646
Class R2 Shares	$6,744	$14,311
Class R3 Shares	$320,602	$1,090,312
Outstanding shares by class:
Class A Shares (200 million and 300 million shares of common stock authorized, respectively $.001 par value)	23,680,173	66,377,426
Class B Shares (30 million shares of common stock authorized per Fund, $.001 par value)	2,184,094	1,615,095
Class C Shares (20 million shares of common stock authorized per Fund, $.001 par value)	3,269,599	2,875,530
Class F Shares (30 million shares of common stock authorized per Fund, $.001 par value)	117,449	77,903
Class I Shares (30 million and 200 million shares of common stock authorized, respectively $.001 par value)	8,302,307	48,630,115
Class P Shares (20 million and 50 million shares of common stock authorized, respectively $.001 par value)	221,194	12,546,232
Class R2 Shares (30 million shares of common stock authorized per Fund, $.001 par value)	322.581	782.620
Class R3 Shares (30 million shares of common stock authorized per Fund, $.001 par value)	15,401	59,597
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$20.90	$18.32
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.18	$19.44
Class B Shares–Net asset value	$19.86	$16.07
Class C Shares–Net asset value	$19.94	$16.10
Class F Shares–Net asset value	$20.88	$18.30
Class I Shares–Net asset value	$20.99	$19.38
Class P Shares–Net asset value	$20.96	$18.15
Class R2 Shares–Net asset value	$20.91	$18.29
Class R3 Shares–Net asset value	$20.82	$18.29

See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2008

	Large Cap Core Fund	Small Cap Value Fund
Investment income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $71,589 and $0 respectively)	$20,387,366	$35,741,204
Dividends from affiliated issuers	–	10,545,582
Interest	709,102	4,087,497
Total investment income	21,096,468	50,374,283
Expenses:
Management fee	7,107,130	26,230,695
12b-1 distribution plan–Class A	2,253,372	5,838,755
12b-1 distribution plan–Class B	620,476	447,572
12b-1 distribution plan–Class C	852,289	716,577
12b-1 distribution plan–Class F	1,321	845
12b-1 distribution plan–Class P	28,663	1,548,271
12b-1 distribution plan–Class R2	10	65
12b-1 distribution plan–Class R3	787	1,721
Shareholder servicing	1,571,949	4,702,153
Professional	53,527	78,265
Reports to shareholders	105,000	228,856
Fund administration	407,642	1,441,754
Custody	20,718	75,637
Directors' fees	24,090	82,535
Registration	135,491	236,847
Subsidy (See Note 3)	543,979	332,741
Other	31,879	110,460
Gross expenses	13,758,323	42,073,749
Expense reductions (See Note 8)	(16,454)	(64,721)
Expenses reimbursed by advisor (See Note 3)	(317,571)	–
Net expenses	13,424,298	42,009,028
Net investment income	7,672,170	8,365,255
Net realized and unrealized gain (loss):
Net realized loss on investments in unaffiliated issuers	(25,113,558)	(216,491,732)
Net realized gain from investments in affiliated issuers	–	22,432,863
Net realized gain on redemption in-kind (See Note 6)	–	130,330
Net change in unrealized appreciation on investments	(342,198,180)	(1,200,260,791)
Net realized and unrealized loss	(367,311,738)	(1,394,189,330)
Net Decrease in Net Assets Resulting From Operations	$(359,639,568)	$(1,385,824,075)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Large Cap Core Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007
Operations:
Net investment income	$7,672,170	$5,113,691
Net realized gain (loss) on investments	(25,113,558)	72,627,795
Net change in unrealized appreciation on investments	(342,198,180)	47,082,512
Net increase (decrease) in net assets resulting from operations	(359,639,568)	124,823,998
Distributions to shareholders from:
Net investment income
Class A	(3,155,079)	(3,660,217)
Class C	(213)	–
Class F	(75)	–
Class I	(1,788,108)	(1,804,710)
Class P	(27,794)	(9,228)
Class R2	(62)	–
Class R3	(65)	–
Net realized gain
Class A	(45,902,460)	(22,816,945)
Class B	(5,038,767)	(2,873,210)
Class C	(6,414,106)	(3,173,231)
Class F	(641)	–
Class I	(14,754,489)	(7,179,058)
Class P	(467,166)	(164,621)
Class R2	(636)	–
Class R3	(636)	–
Total distributions to shareholders	(77,550,297)	(41,681,220)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	240,750,598	177,482,034
Reinvestment of distributions	73,284,004	39,289,922
Cost of shares reacquired	(196,584,191)	(215,651,510)
Net increase in net assets resulting from capital share transactions	117,450,411	1,120,446
Net increase (decrease) in net assets	(319,739,454)	84,263,224
NET ASSETS:
Beginning of year	$1,104,807,360	$1,020,544,136
End of year	$785,067,906	$1,104,807,360
Undistributed net investment income	$7,476,830	$4,780,592

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Small Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007
Operations:
Net investment income	$8,365,255	$6,978,443
Net realized gain (loss) on investments	(193,928,539)	583,264,165
Net change in unrealized appreciation on investments	(1,200,260,791)	(181,250,735)
Net increase (decrease) in net assets resulting from operations	(1,385,824,075)	408,991,873
Distributions to shareholders from:
Net investment income
Class A	(2,398,135)	–
Class F	(40)	–
Class I	(5,001,838)	–
Net realized gain
Class A	(329,757,267)	(310,163,573)
Class B	(9,462,347)	(10,198,214)
Class C	(13,963,606)	(12,975,390)
Class F	(1,441)	–
Class I	(171,217,383)	(131,798,008)
Class P	(60,147,299)	(59,201,068)
Total distributions to shareholders	(591,949,356)	(524,336,253)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	1,077,676,982	961,122,181
Reinvestment of distributions	545,622,341	468,851,412
Cost of shares reacquired	(1,202,896,823)	(1,266,437,826)
Cost of redemption in-kind (See Note 6)	(53,360,378)	–
Net increase in net assets resulting from capital share transactions	367,042,122	163,535,767
Net increase (decrease) in net assets	(1,610,731,309)	48,191,387
NET ASSETS:
Beginning of year	$4,072,037,332	$4,023,845,945
End of year	$2,461,306,023	$4,072,037,332
Undistributed net investment income	$7,996,182	$7,114,013

See Notes to Financial Statements.

Financial Highlights

LARGE CAP CORE FUND

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$32.95	$30.64	$28.66	$28.42	$24.88
Investment operations:
Net investment income(a)	.21	.16	.18	.15	.18
Net realized and unrealized gain (loss)	(9.98)	3.40	3.00	1.10	3.42
Total from investment operations	(9.77)	3.56	3.18	1.25	3.60
Distributions to shareholders from:
Net investment income	(.15)	(.17)	(.10)	(.17)	(.06)
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	–
Total distributions	(2.28)	(1.25)	(1.20)	(1.01)	(.06)
Net asset value, end of year	$20.90	$32.95	$30.64	$28.66	$28.42
Total Return(b)	(31.78)%	12.05%	11.50%	4.49%	14.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.30%	1.30%	1.30%	1.30%	1.39%
Expenses, including expense reductions and expenses reimbursed	1.30%	1.30%	1.30%	1.30%	1.39%
Expenses, excluding expense reductions and expenses reimbursed	1.33%	1.31%	1.33%	1.32%	1.41%
Net investment income	.77%	.50%	.63%	.53%	.67%
Supplemental Data:
Net assets, end of year (000)	$494,847	$707,266	$645,539	$523,322	$324,690
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$31.47	$29.34	$27.56	$27.38	$24.07
Investment operations:
Net investment income (loss)(a)	.03	(.05)	(.01)	(.03)	– (b)
Net realized and unrealized gain (loss)	(9.51)	3.26	2.89	1.05	3.31
Total from investment operations	(9.48)	3.21	2.88	1.02	3.31
Distributions to shareholders from:
Net investment income	–	–	–	– (b)	–
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	–
Total distributions	(2.13)	(1.08)	(1.10)	(.84)	–
Net asset value, end of year	$19.86	$31.47	$29.34	$27.56	$27.38
Total Return(c)	(32.23)%	11.29%	10.80%	3.78%	13.75%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, including expense reductions and expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, excluding expense reductions and expenses reimbursed	1.98%	1.96%	1.98%	1.97%	2.05%
Net investment income (loss)	.11%	(.15)%	(.02)%	(.11)%	.03%
Supplemental Data:
Net assets, end of year (000)	$43,374	$74,005	$78,277	$81,373	$82,876
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

(a) Calculated using average shares outstanding during the year.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$31.59	$29.44	$27.66	$27.47	$24.15
Investment operations:
Net investment income (loss)(a)	.03	(.05)	– (b)	(.03)	– (b)
Net realized and unrealized gain (loss)	(9.55)	3.28	2.88	1.06	3.32
Total from investment operations	(9.52)	3.23	2.88	1.03	3.32
Distributions to shareholders from:
Net investment income	– (b)	–	–	– (b)	–
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	–
Total distributions	(2.13)	(1.08)	(1.10)	(.84)	–
Net asset value, end of year	$19.94	$31.59	$29.44	$27.66	$27.47
Total Return(c)	(32.24)%	11.32%	10.76%	3.81%	13.75%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, including expense reductions and expenses reimbursed	1.95%	1.95%	1.95%	1.95%	2.03%
Expenses, excluding expense reductions and expenses reimbursed	1.98%	1.96%	1.98%	1.97%	2.05%
Net investment income (loss)	.12%	(.15)%	(.02)%	(.12)%	.03%
Supplemental Data:
Net assets, end of year (000)	$65,200	$94,948	$86,535	$73,328	$39,625
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

(a) Calculated using average shares outstanding during the year.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.96	$33.52
Investment operations:
Net investment income(b)	.32	.05
Net realized and unrealized loss	(10.02)	(.61)
Total from investment operations	(9.70)	(.56)
Distributions to shareholders from:
Net investment income	(.25)	–
Net realized gain	(2.13)	–
Total distributions	(2.38)	–
Net asset value, end of period	$20.88	$32.96
Total Return(c)	(31.64)%	(1.67	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.05%	.18	%(d)
Expenses, including expense reductions and expenses reimbursed	1.04%	.18	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.11%	.19	%(d)
Net investment income	1.25%	.16	%(d)
Supplemental Data:
Net assets, end of period (000)	$2,453	$10
Portfolio turnover rate	36.96%	44.97%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$33.08	$30.76	$28.74	$28.50	$24.93
Investment operations:
Net investment income(a)	.31	.26	.29	.24	.93
Net realized and unrealized gain (loss)	(10.01)	3.41	3.01	1.11	2.77
Total from investment operations	(9.70)	3.67	3.30	1.35	3.70
Distributions to shareholders from:
Net investment income	(.26)	(.27)	(.18)	(.27)	(.13)
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	–
Total distributions	(2.39)	(1.35)	1.28	(1.11)	(.13)
Net asset value, end of year	$20.99	$33.08	$30.76	$28.74	$28.50
Total Return(b)	(31.53)%	12.40%	11.92%	4.83%	14.89%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.95%	.95%	.95%	.95%	.93%
Expenses, including expense reductions and expenses reimbursed	.95%	.95%	.95%	.95%	.93%
Expenses, excluding expense reductions and expenses reimbursed	.98%	.96%	.98%	.98%	1.07%
Net investment income	1.13%	.84%	.99%	.84%	3.35%
Supplemental Data:
Net assets, end of year (000)	$174,231	$221,345	$202,879	$135,677	$12,991
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$33.05	$30.65	$28.70	$28.50	$25.01
Investment operations:
Net investment income(a)	.18	.12	.15	.10	.17
Net realized and unrealized gain (loss)	(10.01)	3.42	3.01	1.12	3.42
Total from investment operations	(9.83)	3.54	3.16	1.22	3.59
Distributions to shareholders from:
Net investment income	(.13)	(.06)	(.11)	(.18)	(.10)
Net realized gain	(2.13)	(1.08)	(1.10)	(.84)	–
Total distributions	(2.26)	(1.14)	(1.21)	(1.02)	(.10)
Net asset value, end of year	$20.96	$33.05	$30.65	$28.70	$28.50
Total Return(b)	(31.85)%	11.93%	11.40%	4.38%	14.39%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.40%	1.40%	1.40%	1.40%	1.48%
Expenses, including expense reductions and expenses reimbursed	1.40%	1.40%	1.40%	1.40%	1.48%
Expenses, excluding expense reductions and expenses reimbursed	1.43%	1.41%	1.43%	1.43%	1.50%
Net investment income	.66%	.38%	.53%	.37%	.58%
Supplemental Data:
Net assets, end of year (000)	$4,635	$7,214	$7,314	$6,749	$294
Portfolio turnover rate	36.96%	44.97%	39.51%	44.86%	47.14%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE CAP CORE FUND

	Class R2 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.93	$33.52
Investment operations:
Net investment income(b)	.28	.03
Net realized and unrealized loss	(9.96)	(.62)
Total from investment operations	(9.68)	(.59)
Distributions to shareholders from:
Net investment income	(.21)	–
Net realized gain	(2.13)	–
Total distributions	(2.34)	–
Net asset value, end of period	$20.91	$32.93
Total Return(c)	(31.57)%	(1.76	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.04%	.26	%(d)
Expenses, including expense reductions and expenses reimbursed	1.04%	.26	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.07%	.26	%(d)
Net investment income	1.04%	.08	%(d)
Supplemental Data:
Net assets, end of period (000)	$7	$10
Portfolio turnover rate	36.96%	44.97%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

LARGE CAP CORE FUND

	Class R3 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$32.94	$33.52
Investment operations:
Net investment income(b)	.22	.03
Net realized and unrealized loss	(9.99)	(.61)
Total from investment operations	(9.77)	(.58)
Distributions to shareholders from:
Net investment income	(.22)	–
Net realized gain	(2.13)	–
Total distributions	(2.35)	–
Net asset value, end of period	$20.82	$32.94
Total Return(c)	(31.86)%	(1.73	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.42%	.24	%(d)
Expenses, including expense reductions and expenses reimbursed	1.42%	.24	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.48%	.25	%(d)
Net investment income	.88%	.10	%(d)
Supplemental Data:
Net assets, end of period (000)	$321	$10
Portfolio turnover rate	36.96%	44.97%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights

SMALL CAP VALUE FUND

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$33.10	$34.60	$31.40	$29.54	$25.66
Investment operations:
Net investment income (loss)(a)	.04	.04	(.02)	(.09)	– (b)
Net realized and unrealized gain (loss)	(9.97)	2.99	6.09	4.60	5.52
Total from investment operations	(9.93)	3.03	6.07	4.51	5.52
Distributions to shareholders from:
Net investment income	(.04)	–	–	–	–
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Total distributions	(4.85)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$18.32	$33.10	$34.60	$31.40	$29.54
Total Return(c)	(34.96)%	10.08%	21.14%	16.78%	22.92%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.23%	1.23%	1.23%	1.31%	1.39%
Expenses, excluding expense reductions	1.23%	1.23%	1.24%	1.31%	1.39%
Net investment income (loss)	.17%	.13%	(.06)%	(.31)%	(.03)%
Supplemental Data:
Net assets, end of year (000)	$1,216,253	$2,287,085	$2,367,218	$1,714,898	$939,899
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

(a) Calculated using average shares outstanding during the year.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$29.78	$31.77	$29.25	$27.87	$24.44
Investment operations:
Net investment loss(a)	(.12)	(.17)	(.23)	(.27)	(.18)
Net realized and unrealized gain (loss)	(8.78)	2.71	5.62	4.30	5.25
Total from investment operations	(8.90)	2.54	5.39	4.03	5.07
Distributions to shareholders from:
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$16.07	$29.78	$31.77	$29.25	$27.87
Total Return(b)	(35.41)%	9.33%	20.29%	15.99%	22.17%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.93%	1.93%	1.92%	1.95%	2.00%
Expenses, excluding expense reductions	1.93%	1.93%	1.93%	1.95%	2.00%
Net investment loss	(.54)%	(.58)%	(.77)%	(1.03)%	(.74)%
Supplemental Data:
Net assets, end of year (000)	$25,955	$58,676	$71,741	$113,208	$192,098
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$29.83	$31.82	$29.29	$27.90	$24.46
Investment operations:
Net investment loss(a)	(.12)	(.17)	(.22)	(.26)	(.18)
Net realized and unrealized gain (loss)	(8.80)	2.71	5.62	4.30	5.26
Total from investment operations	(8.92)	2.54	5.40	4.04	5.08
Distributions to shareholders from:
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$16.10	$29.83	$31.82	$29.29	$27.90
Total Return(b)	(35.42)%	9.32%	20.30%	16.01%	22.19%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.93%	1.93%	1.93%	1.95%	2.00%
Expenses, excluding expense reductions	1.93%	1.93%	1.93%	1.96%	2.00%
Net investment loss	(.53)%	(.58)%	(.76)%	(.99)%	(.74)%
Supplemental Data:
Net assets, end of year (000)	$46,307	$86,971	$91,715	$91,195	$89,408
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$33.11	$33.61
Investment operations:
Net investment income(b)	.08	.01
Net realized and unrealized loss	(9.95)	(.51)
Total from investment operations	(9.87)	(.50)
Distributions to shareholders from:
Net investment income	(.13)	–
Net realized gain	(4.81)	–
Total distributions	(4.94)	–
Net asset value, end of period	$18.30	$33.11
Total Return(c)	(34.82)%	(1.49	)%(d)
Ratio to Average Net Assets:
Expenses, including expense reductions	1.04%	.18	%(d)
Expenses, excluding expense reductions	1.04%	.18	%(d)
Net investment income	.32%	.04	%(d)
Supplemental Data:
Net assets, end of period (000)	$1,425	$10
Portfolio turnover rate	77.87%	61.44%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$34.75	$36.00	$32.46	$30.36	$26.23
Investment operations:
Net investment income(a)	.13	.14	.08	.02	.10
Net realized and unrealized gain (loss)	(10.55)	3.14	6.33	4.73	5.67
Total from investment operations	(10.42)	3.28	6.41	4.75	5.77
Distributions to shareholders from:
Net investment income	(.14)	–	–	–	–
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Total distributions	(4.95)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$19.38	$34.75	$36.00	$32.46	$30.36
Total Return(b)	(34.77)%	10.42%	21.53%	17.14%	23.40%
Ratio to Average Net Assets:
Expenses, including expense reductions	.93%	.93%	.93%	.96%	1.00%
Expenses, excluding expense reductions	.93%	.93%	.93%	.96%	1.00%
Net investment income	.48%	.43%	.25%	.05%	.38%
Supplemental Data:
Net assets, end of year (000)	$942,604	$1,227,169	$1,045,397	$632,444	$304,763
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$32.84	$34.40	$31.28	$29.47	$25.61
Investment operations:
Net investment income (loss)(a)	.01	(.01)	(.06)	(.11)	.01
Net realized and unrealized gain (loss)	(9.89)	2.98	6.05	4.57	5.49
Total from investment operations	(9.88)	2.97	5.99	4.46	5.50
Distributions to shareholders from:
Net realized gain	(4.81)	(4.53)	(2.87)	(2.65)	(1.64)
Net asset value, end of year	$18.15	$32.84	$34.40	$31.28	$29.47
Total Return(b)	(35.04)%	9.95%	20.95%	16.68%	22.84%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.38%	1.38%	1.38%	1.41%	1.45%
Expenses, excluding expense reductions	1.38%	1.38%	1.38%	1.41%	1.45%
Net investment income (loss)	.02%	(.03)%	(.20)%	(.39)%	.03%
Supplemental Data:
Net assets, end of year (000)	$227,658	$412,127	$447,775	$328,055	$141,389
Portfolio turnover rate	77.87%	61.44%	71.14%	71.25%	67.04%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class R2 Shares
	3/24/2008(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$25.99
Investment operations:
Net investment loss(b)	(.02)
Net realized and unrealized loss	(7.68)
Total from investment operations	(7.70)
Net asset value, end of period	$18.29
Total Return(c)	(29.63	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.03	%(d)
Expenses, excluding expense reductions	1.04	%(d)
Net investment loss	(.07	)%(d)
Supplemental Data:
Net assets, end of period (000)	$14
Portfolio turnover rate	77.87%

(a) Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available was 4/1/2008.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

SMALL CAP VALUE FUND

	Class R3 Shares
	3/24/2008(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$25.99
Investment operations:
Net investment income(b)	.02
Net realized and unrealized loss	(7.72)
Total from investment operations	(7.70)
Net asset value, end of period	$18.29
Total Return(c)	(29.63	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.00	%(d)
Expenses, excluding expense reductions	1.00	%(d)
Net investment income	.07	%(d)
Supplemental Data:
Net assets, end of period (000)	$1,090
Portfolio turnover rate	77.87%

(a) Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available was 4/1/2008.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds and their respective classes: Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund") and Small-Cap Value Series ("Small Cap Value Fund") (collectively, the "Funds").

Large Cap Core Fund's investment objective is to seek growth of capital and growth of income consistent with reasonable risk. Small Cap Value Fund's investment objective is to seek long-term capital appreciation. Each Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. Small Cap Value Fund is open to certain new investors on a limited basis as set forth in the Fund's Prospectus. As of October 1, 2007, each Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in each Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Notes to Financial Statements (continued)

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan.

(f)  Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of the securities.

(g)  Fair Value Measurements–Each Fund adopted Financial Accounting Standards Board ("FASB") Statement No. 157, Fair Value Measurements ("SFAS 157"), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting

Notes to Financial Statements (continued)

entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing each Fund's investments carried at value:

	Large Cap Core Fund	Small Cap Value Fund
Valuation Inputs	Investments in Securities	Investments in Securities
Level 1 – Quoted Prices	$759,473,463	$2,330,679,441
Level 2 – Other Significant Observable Inputs	34,474,357	137,364,960
Total	$793,947,820	$2,468,044,401

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fees are based on the average daily net assets at the following annual rates:

Large Cap Core Fund:
First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended November 30, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .70% of the Fund's average daily net assets.

Small Cap Value Fund:
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .73% of the Fund's average daily net assets.

Notes to Financial Statements (continued)

For the period from December 1, 2007 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Large Cap Core Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.30%
B	1.95%
C	1.95%
F	1.05%
I	0.95%
P	1.40%
R2	1.55%
R3	1.45%

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

Large Cap Core Fund and Small Cap Value, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fee and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

As of November 30, 2008, the percentages of Large Cap Core Fund's outstanding shares owned by Balanced Strategy Fund, Diversified Equity Strategy Fund, Growth & Income Strategy Fund and Global Allocation Fund were 12.87%, 2.13%, 5.75% and 0.68%, respectively.

As of November 30, 2008, the percentage of Small Cap Value Fund's outstanding shares owned by Alpha Strategy Fund was 3.16%.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the "Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%		.25%	.25%	-	.20%	.25%	.25%
Distribution	.10	%(1)	.75%	.75%	.10%	.25%	.35%	.25%

*  The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

(1) Effective October 1, 2005, the Class A Distribution Fee for Small Cap Value Fund was reduced from .10% of average daily net assets to .05% of average daily net assets.

Class I does not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2008:

	Distributor Commissions	Dealers' Concessions
Large Cap Core Fund	$420,604	$2,204,673
Small Cap Value Fund	27,024	144,577

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2008.

	Class A	Class C
Large Cap Core Fund	$7,229	$3,837
Small Cap Value Fund	2,969	374

Two Directors and certain of the Funds' officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and distributed at least semiannually for Large Cap Core Fund and at least annually for Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Distributions were declared on December 10, 2008, and paid on December 19, 2008 to shareholders of record on December 18, 2008. The approximate amounts were as follows:

Net Investment Income
Large Cap Core Fund	$8,402,000
Small Cap Value Fund	9,678,000

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007, was as follows:

	Large Cap Core Fund		Small Cap Value Fund
	Year Ended 11/30/2008	Year Ended 11/30/2007	Year Ended 11/30/2008	Year Ended 11/30/2007
Distributions paid from:
Ordinary income	$12,030,614	$7,002,236	$129,921,565	$171,281,162
Net long-term capital gains	65,519,683	34,678,984	462,027,791	353,055,091
Total distributions paid	$77,550,297	$41,681,220	$591,949,356	$524,336,253

Notes to Financial Statements (continued)

As of November 30, 2008, the components of accumulated losses on a tax-basis were as follows:

	Large Cap Core Fund	Small Cap Value Fund
Undistributed ordinary income - net	$7,563,632	$8,296,010
Total undistributed earnings	$7,563,632	$8,296,010
Capital loss carryforwards*	(23,314,924)	(189,426,175)
Temporary differences	(86,802)	(299,828)
Unrealized losses - net	(168,815,532)	(797,391,079)
Total accumulated losses - net	$(184,653,626)	$(978,821,072)

* As of November 30, 2008, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	Total
Large Cap Core Fund	$23,314,924	$23,314,924
Small Cap Value Fund	189,426,175	189,426,175

As of November 30, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Core Fund	Small Cap Value Fund
Tax cost	$962,763,352	$3,265,435,480
Gross unrealized gain	42,617,460	92,208,671
Gross unrealized loss	(211,432,992)	(889,599,750)
Net unrealized security loss	$(168,815,532)	$(797,391,079)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended November 30, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Large Cap Core Fund	$(4,536)	$4,536	$-
Small Cap Value Fund	(83,073)	(47,257)	130,330

The permanent differences are attributable to the tax treatment of distributions and redemptions-in-kind.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2008 were as follows:

	Purchases	Sales
Large Cap Core Fund	$422,378,459	$365,393,862
Small Cap Value Fund	2,652,536,597	2,731,651,556

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2008.

Notes to Financial Statements (continued)

6. REDEMPTIONS IN-KIND

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payments for a redemption of Fund shares ("redemptions in-kind"). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if the cost exceeds value. During the fiscal year ended November 30, 2008, shareholders of the Small Cap Value Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net gain of $130,330.

7. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Funds' transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

9. LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility ("Facility") from State Street Bank & Trust Company ("SSB"), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 5, 2008, the amount available under the Facility was changed from $250,000,000 to $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .08% of the amount available under the Facility to .125%. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2008.

Notes to Financial Statements (continued)

10. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the year. Small Cap Value Fund had the following transactions with affiliated issuers during the fiscal year ended November 30, 2008:

Affiliated Issuer	Balance of Shares Held at 11/30/2007	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2008	Value at 11/30/2008	Net Realized Gain (Loss) 12/1/2007 to 11/30/2008(a)	Dividend Income 12/1/2007 to 11/30/2008(a)
AAR Corp.(b)	1,189,264	1,414,700	(272,600)	2,331,364	$39,493,306	$-	$-
ANADIGICS, Inc.(c)	3,626,572	444,400	(4,070,972)	-	-	(2,870,930)	-
Anaren, Inc.(c)	1,711,846	-	(1,711,846)	-	-	(9,635,585)	-
Anixter International, Inc.(b)	1,755,705	560,857	(201,560)	2,115,002	57,951,055	5,156,431	-
Black Hills Corp.	2,335,078	155,500	(495,700)	1,994,878	51,487,801	(976,106)	3,182,832
Boston Beer Co., Inc. (The) Class A(b)(c)	164,300	689,252	(440,813)	412,739	-	2,406,319	-
Bristow Group Inc.(c)	1,335,060	354,586	(392,600)	1,297,046	-	(2,787,824)	-
CARBO Ceramics Inc.(b)(c)	1,130,098	558,900	(1,420,155)	268,843	-	2,922,311	468,355
Carlisle Cos., Inc.(b)	2,024,270	1,669,000	(40,300)	3,652,970	77,552,553	-	466,995
Curtiss-Wright Corp.	2,347,145	774,910	(139,400)	2,982,655	99,620,677	2,688,466	853,111
Financial Federal Corp.	2,696,491	33,000	(463,343)	2,266,148	43,555,365	(2,465,007)	1,558,428
Intermec, Inc.(b)(c)	2,819,825	603,200	(865,800)	2,557,225	-	(6,006,966)	-
K-V Pharmaceutical Co. Class A(b)(c)	1,300,000	611,300	(689,116)	1,222,184	-	-	-
Koppers Holdings, Inc.(b)	465,450	1,141,000	(465,450)	1,141,000	24,440,220	-	-
Macrovision Solutions Corp.(b)(c)(d)	2,320,078	2,034,774	(1,604,800)	2,750,052	-	(391,900)	-
Odyssey Healthcare, Inc.(b)	-	2,925,000	-	2,925,000	23,897,250	-	-
Olin Corp.(c)	4,024,183	602,300	(2,472,500)	2,153,983	-	7,634,296	1,813,553
Quanex Building Products Corp.(e)	3,280,022	3,825,129	(4,637,922)	2,467,229	22,846,541	87,379,027	1,118,449
Rogers Corp.	1,827,079	47,600	(270,144)	1,604,535	45,247,887	(2,001,161)	-
ScanSource, Inc.	1,710,864	824,563	(367,428)	2,167,999	36,877,663	3,389,111	-
Skilled Healthcare Group, Inc. Class A(b)	-	1,797,300	-	1,797,300	19,446,786	-	-
Sonic Automotive, Inc. Class A(b)	1,720,089	1,486,900	(3,206,989)	-	-	(43,561,625)	1,083,859
SonoSite, Inc.(c)	860,000	276,600	(595,807)	540,793	-	1,711,137	-
Susser Holdings Corp.	1,020,352	522,034	(449,234)	1,093,152	13,270,865	2,253,363	-
Tenneco, Inc.(b)(c)	-	3,129,021	(3,129,021)	-	-	(22,451,528)	-
TomoTherapy, Inc.(b)(c)	-	2,514,578	(246,600)	2,267,978	-	(68,830)	-
UGI Corp.(b)(c)	1,400,000	529,000	(249,600)	1,679,400	-	109,864	-
Total					$555,687,969	$22,432,863	$10,545,582

(a) Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.

(b) Not an affiliated issuer as of November 30, 2007.

(c) No longer an affiliated issuer as of November 30, 2008.

(d) Name change from Macrovision Corp. effective May 5, 2008.

(e) 1 for 1 reorganization of Quanex Building Products Corp. by Quanex Corp. Additions, Sales, Gain (Loss) and Dividend Income are combined of Quanex Corp. and Quanex Building Products Corp.; ex-date April 24, 2008.

Notes to Financial Statements (continued)

11. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

12. INVESTMENT RISKS

Large Cap Core Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Small Cap Value Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund's performance.

Notes to Financial Statements (continued)

13. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

LARGE CAP CORE FUND

	Year Ended November 30, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,145,233	$159,595,132	3,124,756	$98,045,804
Converted from Class B*	197,247	5,441,049	265,147	8,377,472
Reinvestment of distributions	1,563,557	47,219,436	850,599	25,492,466
Shares reacquired	(5,691,420)	(150,155,336)	(3,843,716)	(121,315,545)
Increase	2,214,617	$62,100,281	396,786	$10,600,197
Class B Shares
Shares sold	459,358	$12,000,175	335,590	$10,089,476
Reinvestment of distributions	148,532	4,289,609	83,312	2,399,391
Shares reacquired	(568,491)	(14,673,345)	(458,966)	(13,820,894)
Converted to Class A*	(206,859)	(5,441,049)	(276,763)	(8,377,472)
Decrease	(167,460)	$(3,824,610)	(316,827)	$(9,709,499)
Class C Shares
Shares sold	965,997	$24,954,020	634,390	$19,155,653
Reinvestment of distributions	163,366	4,737,589	77,497	2,240,453
Shares reacquired	(865,196)	(22,126,501)	(645,649)	(19,489,211)
Increase	264,167	$7,565,108	66,238	$1,906,895
Class F Shares			Period Ended November 30, 2007†
Shares sold	128,943.671	$3,586,318	300.329	$10,066
Reinvestment of distributions	24	711	-	-
Shares reacquired	(11,819)	(290,682)	-	-
Increase	117,148.671	$3,296,347	300.329	$10,066
Class I Shares			Year Ended November 30, 2007
Shares sold	1,378,033	$39,074,820	1,501,843	$46,979,795
Reinvestment of distributions	547,148	16,540,304	299,558	8,983,765
Shares reacquired	(313,103)	(7,875,727)	(1,707,776)	(57,086,951)
Increase (decrease)	1,612,078	$47,739,397	93,625	$(1,123,391)
Class P Shares
Shares sold	41,558	$1,102,999	101,611	$3,181,240
Reinvestment of distributions	16,324	494,955	5,779	173,847
Shares reacquired	(54,979)	(1,442,956)	(127,762)	(3,938,909)
Increase (decrease)	2,903	$154,998	(20,372)	$(583,822)
Class R2 Shares			Period Ended November 30, 2007†
Shares sold	1.061	$22	298.329	$10,000
Reinvestment of distributions	23.191	699	-	-
Increase	24.252	$721	298.329	$10,000
Class R3 Shares
Shares sold	15,802.671	$437,112	298.329	$10,000
Reinvestment of distributions	23	701	-	-
Shares reacquired	(723)	(19,644)	-	-
Increase	15,102.671	$418,169	298.329	$10,000

*  Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

Notes to Financial Statements (continued)

SMALL CAP VALUE FUND

	Year Ended November 30, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	17,562,795	$455,552,081	16,498,786	$520,882,163
Converted from Class B*	283,182	7,073,670	276,794	8,815,136
Reinvestment of distributions	11,483,374	317,744,963	9,377,886	281,993,037
Shares reacquired	(32,041,671)	(789,959,346)	(25,480,937)	(820,269,541)
Increase (decrease)	(2,712,320)	$(9,588,632)	672,529	$(8,579,205)
Class B Shares
Shares sold	165,367	$3,870,722	165,668	$4,650,222
Reinvestment of distributions	311,249	7,603,875	291,747	7,944,282
Shares reacquired	(510,078)	(11,469,878)	(438,446)	(12,577,200)
Converted to Class A*	(321,748)	(7,073,670)	(306,686)	(8,815,136)
Decrease	(355,210)	$(7,068,951)	(287,717)	$(8,797,832)
Class C Shares
Shares sold	346,543	$8,216,387	295,439	$8,226,203
Reinvestment of distributions	327,312	8,012,610	264,030	7,202,992
Shares reacquired	(713,682)	(15,718,610)	(526,702)	(15,236,472)
Increase (decrease)	(39,827)	$510,387	32,767	$192,723
Class F Shares			Period Ended November 30, 2007†
Shares sold	84,316	$2,321,051	299.530	$10,067
Reinvestment of distributions	53	1,471	-	-
Shares reacquired	(6,765.530)	(160,366)	-	-
Increase	77,603.470	$2,162,156	299.530	$10,067
Class I Shares			Year Ended November 30, 2007
Shares sold	19,467,963	$512,061,416	9,203,929	$303,758,370
Reinvestment of distributions	5,501,668	160,593,678	3,951,680	124,398,880
Shares reacquired	(9,617,399)	(246,489,177)	(6,880,359)	(231,240,499)
Redemptions in-kind	(2,036,656)	(53,360,378)	–	–
Increase	13,315,576	$372,805,539	6,275,250	$196,916,751
Class P Shares
Shares sold	3,656,445	$93,737,986	3,941,176	$123,595,156
Reinvestment of distributions	1,882,863	51,665,744	1,583,938	47,312,221
Shares reacquired	(5,543,667)	(138,827,224)	(5,989,832)	(187,114,114)
Increase (decrease)	(4,359)	$6,576,506	(464,718)	$(16,206,737)
	Period Ended November 30, 2008††
Class R2 Shares	Shares	Amount
Shares sold	782.620	$20,870
Increase	782.620	$20,870
Class R3 Shares
Shares sold	71,721	$1,896,469
Shares reacquired	(12,124)	$(272,222)
Increase	59,597	$1,624,247

*  Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†  For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

††  For the period March 24, 2008 (commencement of investment operations) to November 30, 2008.

Notes to Financial Statements (concluded)

14. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective May 31, 2008, the Funds adopted FIN 48. The adoption of FIN 48 did not result in a material impact on the Funds' net assets, results of operations and financial statement disclosures. The Funds file U.S. federal and various state tax returns. No income tax returns are currently under examination. The Funds' U.S. federal tax returns remain open for the fiscal years ended November 30, 2005 through November 30, 2007.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund's financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Large-Cap Core Fund and Small-Cap Value Series, two of the portfolios constituting the Lord Abbett Research Fund, Inc. (the "Company"), as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Large-Cap Core Fund and Small-Cap Value Series of the Lord Abbett Research Fund, Inc. as of November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2009

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 – 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

* Effective as of the close of business on December 10, 2008, there are 53 portfolios or series.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush– O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998–2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997–1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003, formerly Associate Portfolio Manager of Credit Suisse Asset Management.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Company's Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% and 33.85% of the ordinary income distributions paid by the Large Cap Core Fund and the Small Cap Value Fund, respectively, during fiscal 2008 are qualifying dividend income. For corporate shareholders, 100% and 33.39% of the ordinary income distributions paid by the Large Cap Core Fund and the Small Cap Value Fund, respectively, during fiscal 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2008, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-term Capital Gains	Long-term Capital Gains
Large Cap Core Fund	$7,054,682	$65,519,683
Small Cap Value Fund	122,507,283	462,027,791

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LARF-2-1108

(01/09)

Lord Abbett Research Fund, Inc.

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

This report when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2008

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Growth Opportunities Fund

For the fiscal year ended November 30, 2008

Lord Abbett Research Fund

Lord Abbett Growth Opportunities Fund

Annual Report

For the fiscal year ended November 30, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Growth Opportunities Fund's performance for the fiscal year ended November 30, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended November 30, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market, accelerated in the last three months of the 12-month period, which saw the equity markets, as measured by the S&P 500® Index,1 fall to levels not seen since 2003. The closing months of the fiscal year were marked by the most extreme volatility in the equity markets since the 1930s. For example, the S&P 500 was down 38.09% for the 12-month period. The National Bureau of Economic Research said the U.S. economy officially had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3) or large cap stocks (as measured by the Russell 1000® Index4), but even small caps were down 37.46% for the 12-month

1

period. Large cap stocks declined 38.98%, while mid cap stocks were down 44.04%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (as represented by the Russell 3000® Growth Index6), declining 37.95%, compared to a 39.86% decline for growth stocks.

Q: How did the Growth Opportunities Fund perform during the fiscal year ended November 30, 2008?

A: The Fund returned -38.34%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,7 which returned -46.15% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund's performance relative to its benchmark for the 12-month period were the healthcare sector, the consumer staples sector (owing to an overweight position), and the other energy sector (which includes oil service companies, as well as smaller exploration and production companies and independent refiners).

Among individual holdings that contributed to performance were healthcare holdings Millennium Pharmaceuticals, Inc. (the Fund's number-one contributor), a Massachusetts-based biopharmaceutical company (which was acquired in May 2008 by Takeda Pharmaceutical Co. Ltd.), and ImClone Systems Inc., a biopharmaceutical company that develops targeted biologic treatments to address the medical needs of cancer patients (and was acquired in November 2008 by Eli Lilly and Co.); and other energy holding Southwestern Energy Co., an integrated energy company primarily focused on natural gas.

The most significant detractors from the Fund's performance relative to its benchmark for the 12-month period were the technology and financial services sectors.

Among the individual holdings that detracted from performance were financial services holding Northern Trust Corp. (the Fund's number-one detractor), a provider of investment management, asset and fund administration, fiduciary, and banking solutions; consumer discretionary holding Electronic Arts Inc., a developer of interactive entertainment software; and technology holding Equinix, Inc., a supplier of core Internet exchange services to networks, Internet infrastructure companies, enterprises, and content providers.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

7  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price to book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000 Growth Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of November 30, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note About Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Growth Index and the S&P MidCap 400/Citigroup Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A3	-41.87%	-2.59%	2.32%	—
Class B4	-40.87%	-2.21%	2.44%	—
Class C5	-38.75%	-2.06%	2.28%	—
Class F6	-38.22%	—	—	33.59%
Class I7	-38.12%	-1.07%	—	3.13%
Class P8	-38.42%	-1.52%	—	-3.06%
Class R2[9]	-38.45%	—	—	-33.85%
Class R3[10]	-38.43%	—	—	-33.80%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2008, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6 Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7 Class I shares commenced operations on December 9, 1998. Performance is at net asset value.

8 Class P shares commenced operations on August 15, 2000. Performance is at net asset value.

9 Class R2 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

10 Class R3 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 through November 30, 2008).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/08 – 11/30/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/08	11/30/08	6/1/08 – 11/30/08
Class A
Actual	$1,000.00	$632.30	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.23	$7.82
Class B
Actual	$1,000.00	$630.30	$8.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.97	$11.08
Class C
Actual	$1,000.00	$630.10	$8.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.97	$11.08
Class F
Actual	$1,000.00	$633.10	$5.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.52	$6.56
Class I
Actual	$1,000.00	$633.60	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.06
Class P
Actual	$1,000.00	$632.00	$6.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.73	$8.32
Class R2
Actual	$1,000.00	$632.00	$7.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.25	$8.82
Class R3
Actual	$1,000.00	$631.90	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.78	$8.27

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.55% for Class A, 2.20% for Classes B and C, 1.30% for Class F, 1.20% for Class I, 1.65% for Class P, 1.75% for Class R2 and 1.64% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2008

Sector*	%**
Auto & Transportation	1.12%
Consumer Discretionary	22.40%
Consumer Staples	8.59%
Financial Services	8.66%
Healthcare	17.98%
Integrated Oils	0.84%
Materials & Processing	5.98%

Sector*	%**
Other	1.07%
Other Energy	7.02%
Producer Durables	6.68%
Technology	12.41%
Utilities	4.50%
Short-Term Investment	2.75%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

6

Schedule of Investments

November 30, 2008

Investments	Shares	Value (000)
COMMON STOCKS 97.61%
Aerospace 1.29%
Alliant Techsystems, Inc.*	72,692	$5,975
Banks 2.81%
Northern Trust Corp.	220,699	10,128
PNC Financial Services Group, Inc. (The)	55,330	2,920
Total		13,048
Biotechnology Research & Production 5.11%
Alexion Pharmaceuticals, Inc. *	117,384	3,951
Celgene Corp.*	76,867	4,005
Cephalon, Inc.*	79,180	5,818
Genzyme Corp.*	75,236	4,817
Myriad Genetics, Inc.*	20,146	1,194
OSI Pharmaceuticals, Inc.*	105,293	3,917
Total		23,702
Casinos & Gambling 0.28%
WMS Industries, Inc.*	52,926	1,305
Chemicals 3.03%
Airgas, Inc.	146,228	5,228
Albemarle Corp.	42,656	867
Celanese Corp. Series A	91,001	1,051
CF Industries Holdings, Inc.	22,241	1,171
Ecolab, Inc.	149,751	5,749
Total		14,066
Communications Technology 3.66%
Juniper Networks, Inc.*	216,237	3,758
L-3 Communications Holdings, Inc.	90,895	6,105
McAfee, Inc.*	234,779	7,121
Total		16,984

Investments	Shares	Value (000)
Computer Services, Software & Systems 4.43%
Adobe Systems, Inc.*	52,956	$1,226
BMC Software, Inc.*	221,955	5,540
Citrix Systems, Inc.*	89,557	2,388
Equinix, Inc.*	57,215	2,598
F5 Networks, Inc.*	135,558	3,375
Intuit, Inc.*	244,882	5,427
Total		20,554
Computer Technology 1.07%
NetApp, Inc.*	368,542	4,975
Consumer Electronics 1.95%
Activision Blizzard, Inc.*	434,946	5,089
Electronic Arts, Inc.*	206,749	3,941
Total		9,030
Consumer Products 0.70%
Alberto-Culver Co.	151,038	3,243
Containers & Packaging: Paper & Plastic 0.85%
Pactiv Corp.*	158,618	3,964
Cosmetics 1.14%
Avon Products, Inc.	190,793	4,026
Estee Lauder Cos., Inc. (The) Class A	45,937	1,282
Total		5,308
Diversified Financial Services 0.78%
CME Group, Inc.	1,378	292
Goldman Sachs Group, Inc. (The)	23,587	1,863
Lazard Ltd. Class A	46,718	1,460
Total		3,615
Diversified Production 0.79%
ITT Corp.	87,596	3,667
Drug & Grocery Store Chains 0.98%
Kroger Co. (The)	164,680	4,555

See Notes to Financial Statements.
7

Schedule of Investments (continued)

November 30, 2008

Investments	Shares	Value (000)
Drugs & Pharmaceuticals 2.51%
Allergan, Inc.	46,491	$1,752
BioMarin Pharmaceutical, Inc.*	246,021	4,190
United Therapeutics Corp.*	34,204	1,875
Watson Pharmaceuticals, Inc.*	161,717	3,841
Total		11,658
Education Services 3.10%
Apollo Group, Inc.*	41,867	3,217
DeVry, Inc.	80,127	4,606
New Oriental Education & Technology Group, Inc. ADR*	47,629	2,458
Strayer Education, Inc.	17,167	4,113
Total		14,394
Electrical Equipment & Components 1.18%
AMETEK, Inc.	156,737	5,475
Electronics 0.73%
Amphenol Corp. Class A	146,324	3,398
Electronics: Medical Systems 1.33%
Hologic, Inc.*	199,001	2,798
Illumina, Inc.*	154,049	3,391
Total		6,189
Electronics: Semi-Conductors/Components 2.57%
Altera Corp.	92,246	1,357
Avnet, Inc.*	24,503	349
Broadcom Corp. Class A*	139,582	2,137
Linear Technology Corp.	192,358	3,838
Marvell Technology Group Ltd.*	193,213	1,121
Microchip Technology, Inc.	62,130	1,149
Silicon Laboratories, Inc.*	93,696	1,964
Total		11,915

Investments	Shares	Value (000)
Energy: Miscellaneous 0.90%
Sunoco, Inc.	104,773	$4,164
Engineering & Contracting Services 1.30%
Jacobs Engineering Group, Inc.*	66,691	2,986
Nalco Holding Co.	266,723	3,043
Total		6,029
Financial Data Processing Services & Systems 1.63%
Fiserv, Inc.*	169,970	5,803
Western Union Co.	133,742	1,775
Total		7,578
Foods 4.23%
Campbell Soup Co.	118,081	3,784
Flowers Foods, Inc.	235,572	6,309
H.J. Heinz Co.	77,392	3,006
McCormick & Co., Inc.	90,387	2,691
Ralcorp Holdings, Inc.*	61,559	3,851
Total		19,641
Health & Personal Care 1.78%
Express Scripts, Inc.*	143,346	8,244
Healthcare Facilities 2.56%
DaVita, Inc.*	91,966	4,621
ICON plc ADR*	85,245	1,806
Quest Diagnostics, Inc.	117,026	5,450
Total		11,877
Healthcare Management Services 0.48%
Phase Forward, Inc.*	161,601	2,241
Identification Control & Filter Devices 1.25%
Agilent Technologies, Inc.*	168,735	3,177
Roper Industries, Inc.	57,498	2,632
Total		5,809

See Notes to Financial Statements.
8

Schedule of Investments (continued)

November 30, 2008

Investments	Shares	Value (000)
Investment Management Companies 2.30%
BlackRock, Inc.	19,108	$2,402
T. Rowe Price Group, Inc.	241,201	8,251
Total		10,653
Jewelry, Watches & Gemstones 0.29%
Tiffany & Co.	68,718	1,360
Leisure Time 0.80%
Penn National Gaming, Inc.*	125,448	2,659
Royal Caribbean Cruises Ltd.	110,454	1,040
Total		3,699
Machinery: Agricultural 0.23%
AGCO Corp.*	44,213	1,089
Machinery: Oil Well Equipment & Services 1.40%
Cameron International Corp.*	192,299	4,058
Smith International, Inc.	84,148	2,460
Total		6,518
Medical & Dental Instruments & Supplies 3.70%
Beckman Coulter, Inc.	78,970	3,442
DENTSPLY International, Inc.	163,565	4,266
NuVasive, Inc.*	113,908	3,924
St. Jude Medical, Inc.*	197,015	5,522
Total		17,154
Medical Services 0.59%
Covance, Inc.*	69,629	2,721
Metal Fabricating 0.82%
Precision Castparts Corp.	60,562	3,797
Miscellaneous: Equipment 0.50%
W.W. Grainger, Inc.	33,101	2,336

Investments	Shares	Value (000)
Multi-Sector Companies 1.07%
Eaton Corp.	76,919	$3,564
Textron, Inc.	93,341	1,422
Total		4,986
Offshore Drilling 1.73%
Atwood Oceanics, Inc.*	172,958	3,131
Diamond Offshore Drilling, Inc.	66,627	4,917
Total		8,048
Oil: Crude Producers 3.01%
Noble Energy, Inc.	55,946	2,925
Range Resources Corp.	111,919	4,641
Southwestern Energy Co.*	141,281	4,856
XTO Energy, Inc.	41,036	1,569
Total		13,991
Oil: Integrated Domestic 0.84%
Hess Corp.	30,458	1,646
Murphy Oil Corp.	51,026	2,248
Total		3,894
Restaurants 2.23%
Darden Restaurants, Inc.	105,926	1,937
Panera Bread Co. Class A*	68,690	3,053
Yum! Brands, Inc.	199,010	5,361
Total		10,351
Retail 7.88%
Abercrombie & Fitch Co. Class A	48,324	934
Advance Auto Parts, Inc.	114,137	3,465
Bed Bath & Beyond, Inc.*	125,888	2,554
Dick's Sporting Goods, Inc.*	203,700	2,569
Family Dollar Stores, Inc.	123,343	3,426
GameStop Corp. Class A*	77,315	1,689
Kohl's Corp.*	197,145	6,439
O'Reilly Automotive, Inc.*	129,491	3,376
Ross Stores, Inc.	99,793	2,645

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

November 30, 2008

Investments	Shares	Value (000)
Retail (continued)
TJX Companies, Inc. (The)	221,328	$5,051
Urban Outfitters, Inc.*	244,364	4,440
Total		36,588
Securities Brokerage & Services 1.18%
Charles Schwab Corp. (The)	125,067	2,292
IntercontinentalExchange, Inc.*	42,988	3,164
Total		5,456
Services: Commercial 1.48%
FTI Consulting, Inc.*	47,317	2,595
Iron Mountain, Inc.*	196,591	4,272
Total		6,867
Soaps & Household Chemicals 2.73%
Church & Dwight Co., Inc.	148,525	8,828
Clorox Co. (The)	65,248	3,860
Total		12,688
Telecommunications Equipment 1.45%
American Tower Corp. Class A*	247,685	6,747
Textiles Apparel Manufacturers 1.53%
Carter's, Inc.*	138,630	2,621
Polo Ralph Lauren Corp. Class A	32,202	1,391
Under Armour, Inc. Class A*	133,493	3,069
Total		7,081
Tobacco 0.68%
Lorillard, Inc.	52,027	3,144
Toys 0.76%
Marvel Entertainment, Inc.*	119,032	3,505
Transportation: Miscellaneous 1.12%
C.H. Robinson Worldwide, Inc.	30,447	1,555

Investments	Shares	Value (000)
Expeditors International of Washington, Inc.	108,854	$3,639
Total		5,194
Utilities: Electrical 4.52%
Allegheny Energy, Inc.	146,605	5,168
ITC Holdings Corp.	198,629	8,342
PPL Corp.	219,900	7,452
Total		20,962
Wholesalers 0.35%
LKQ Corp.*	157,983	1,646
Total Common Stocks (cost $589,997,825)		453,078
	Principal Amount (000)
SHORT-TERM INVESTMENT 2.76%
Repurchase Agreement
Repurchase Agreement dated 11/28/2008, 0.03% due 12/1/2008 with State Street Bank & Trust Co. collateralized by $13,070,000 of Federal Home Loan Bank Discount Note at Zero Coupon due 12/26/2008; value: $13,070,000; proceeds: $12,812,535 (cost $12,812,503)	$12,813	12,813
Total Investments in Securities 100.37% (cost $602,810,328)		465,891
Liabilities in Excess of Other Assets (0.37%)		(1,696)
Net Assets 100.00%		$464,195

  ADR  American Depositary Receipt.

  *  Non-income producing security.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

November 30, 2008

ASSETS:
Investments in securities, at value (cost $602,810,328)	$465,890,845
Receivables:
Investment securities sold	3,589,108
Interest and dividends	504,321
Capital shares sold	449,745
From advisor (See Note 3)	41,231
Prepaid expenses and other assets	60,300
Total assets	470,535,550
LIABILITIES:
Payables:
Investment securities purchased	4,365,085
Capital shares reacquired	752,408
Management fee	309,718
12b-1 distribution fees	225,022
Directors' fees	73,849
Fund administration	15,601
To affiliates (See Note 3)	15,068
Accrued expenses and other liabilities	583,369
Total liabilities	6,340,120
NET ASSETS	$464,195,430
COMPOSITION OF NET ASSETS:
Paid-in capital	$612,071,617
Accumulated net investment loss	(552,793)
Accumulated net realized loss on investments and foreign currency related transactions	(10,403,911)
Net unrealized depreciation on investments	(136,919,483)
Net Assets	$464,195,430
Net assets by class:
Class A Shares	$337,981,054
Class B Shares	$48,146,711
Class C Shares	$45,384,941
Class F Shares	$358,566
Class I Shares	$23,174,901
Class P Shares	$8,944,944
Class R2 Shares	$119,144
Class R3 Shares	$85,169
Outstanding shares by class:
Class A Shares (100 million shares of common stock authorized, $.001 par value)	26,140,350
Class B Shares (30 million shares of common stock authorized, $.001 par value)	4,022,901
Class C Shares (20 million shares of common stock authorized, $.001 par value)	3,794,020
Class F Shares (30 million shares of common stock authorized, $.001 par value)	27,661
Class I Shares (30 million shares of common stock authorized, $.001 par value)	1,727,012
Class P Shares (20 million shares of common stock authorized, $.001 par value)	693,286
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	9,239
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	6,596
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$12.93
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$13.72
Class B Shares-Net asset value	$11.97
Class C Shares-Net asset value	$11.96
Class F Shares-Net asset value	$12.96
Class I Shares-Net asset value	$13.42
Class P Shares-Net asset value	$12.90
Class R2 Shares-Net asset value	$12.90
Class R3 Shares-Net asset value	$12.91

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended November 30, 2008

Investment income:
Dividends (net of foreign withholding taxes of $14,326)	$4,447,033
Interest	910,455
Total investment income	5,357,488
Expenses:
Management fee	5,633,219
12b-1 distribution plan-Class A	1,803,657
12b-1 distribution plan-Class B	798,566
12b-1 distribution plan-Class C	702,517
12b-1 distribution plan-Class F	290
12b-1 distribution plan-Class P	64,361
12b-1 distribution plan-Class R2	455
12b-1 distribution plan-Class R3	260
Shareholder servicing	2,226,463
Fund administration	281,661
Reports to shareholders	150,000
Registration	101,408
Subsidy (See Note 3)	94,894
Professional	49,943
Directors' fees	18,936
Custody	18,892
Other	24,915
Gross expenses	11,970,437
Expense reductions (See Note 7)	(12,842)
Expenses reimbursed by advisor (See Note 3)	(179,085)
Net expenses	11,778,510
Net investment loss	(6,421,022)
Net realized and unrealized loss:
Net realized loss on investments and foreign currency related transactions	(12,656,314)
Net change in unrealized appreciation on investments	(279,114,470)
Net realized and unrealized loss	(291,770,784)
Net Decrease in Net Assets Resulting From Operations	$(298,191,806)

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007
Operations:
Net investment loss	$(6,421,022)	$(8,677,016)
Net realized gain (loss) on investments and foreign currency related transactions	(12,656,314)	114,250,000
Net change in unrealized appreciation on investments	(279,114,470)	36,272,858
Net increase (decrease) in net assets resulting from operations	(298,191,806)	141,845,842
Distributions to shareholders from:
Net realized gain
Class A	(72,993,177)	(55,264,297)
Class B	(12,846,667)	(9,546,014)
Class C	(10,680,237)	(7,490,738)
Class F	(1,202)	–
Class I	(2,417,829)	(1,764,000)
Class P	(2,028,077)	(1,438,838)
Class R2	(1,196)	–
Class R3	(1,196)	–
Total distributions to shareholders	(100,969,581)	(75,503,887)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	112,016,824	104,727,803
Reinvestment of distributions	96,839,281	71,256,786
Cost of shares reacquired	(179,020,030)	(238,951,845)
Net increase (decrease) in net assets resulting from capital share transactions	29,836,075	(62,967,256)
Net increase (decrease) in net assets	(369,325,312)	3,374,699
NET ASSETS:
Beginning of year	$833,520,742	$830,146,043
End of year	$464,195,430	$833,520,742
Accumulated net investment loss	$(552,793)	$(1,591,206)

See Notes to Financial Statements.
13

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$23.84	$22.02	$21.15	$19.21	$17.88
Investment operations:
Net investment loss(a)	(.15)	(.20)	(.15)	(.19)	(.23)
Net realized and unrealized gain (loss)	(7.91)	4.01	1.67	2.13	1.56
Total from investment operations	(8.06)	3.81	1.52	1.94	1.33
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	–	–
Net asset value, end of year	$12.93	$23.84	$22.02	$21.15	$19.21
Total Return(b)	(38.34)%	18.81%	7.35%	10.10%	7.44%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.53%	1.54%	1.55%	1.73%
Expenses, including expense reductions and expenses reimbursed	1.55%	1.53%	1.54%	1.55%	1.73%
Expenses, excluding expense reductions and expenses reimbursed	1.57%	1.54%	1.56%	1.59%	1.73%
Net investment loss	(.79)%	(.91)%	(.70)%	(.96)%	(1.27)%
Supplemental Data:
Net assets, end of year (000)	$337,981	$613,735	$614,433	$634,059	$594,524
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
14

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$22.41	$20.94	$20.27	$18.53	$17.35
Investment operations:
Net investment loss(a)	(.25)	(.32)	(.27)	(.31)	(.33)
Net realized and unrealized gain (loss)	(7.34)	3.78	1.59	2.05	1.51
Total from investment operations	(7.59)	3.46	1.32	1.74	1.18
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	–	–
Net asset value, end of year	$11.97	$22.41	$20.94	$20.27	$18.53
Total Return(b)	(38.73)%	18.04%	6.66%	9.39%	6.80%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, including expense reductions and expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, excluding expense reductions and expenses reimbursed	2.22%	2.19%	2.21%	2.23%	2.30%
Net investment loss	(1.44)%	(1.56)%	(1.35)%	(1.61)%	(1.84)%
Supplemental Data:
Net assets, end of year (000)	$48,147	$101,200	$100,741	$106,809	$104,282
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
15

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$22.40	$20.93	$20.26	$18.53	$17.34
Investment operations:
Net investment loss(a)	(.25)	(.32)	(.27)	(.31)	(.33)
Net realized and unrealized gain (loss)	(7.34)	3.78	1.59	2.04	1.52
Total from investment operations	(7.59)	3.46	1.32	1.73	1.19
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	–	–
Net asset value, end of year	$11.96	$22.40	$20.93	$20.26	$18.53
Total Return(b)	(38.75)%	18.05%	6.66%	9.34%	6.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, including expense reductions and expenses reimbursed	2.20%	2.18%	2.19%	2.20%	2.30%
Expenses, excluding expense reductions and expenses reimbursed	2.23%	2.19%	2.21%	2.23%	2.30%
Net investment loss	(1.44)%	(1.56)%	(1.35)%	(1.61)%	(1.84)%
Supplemental Data:
Net assets, end of year (000)	$45,385	$83,891	$79,485	$83,339	$85,666
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
16

Financial Highlights (continued)

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.85	$23.81
Investment operations:
Net investment loss(b)	(.09)	(.03)
Net realized and unrealized gain (loss)	(7.95)	.07
Total from investment operations	(8.04)	.04
Distributions to shareholders from:
Net realized gain	(2.85)	–
Net asset value, end of period	$12.96	$23.85
Total Return(c)	(38.22)%	.17	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.30%	.22	%(d)
Expenses, including expense reductions and expenses reimbursed	1.30%	.22	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.36%	.22	%(d)
Net investment loss	(.53)%	(.14	)%(d)
Supplemental Data:
Net assets, end of period (000)	$359	$10
Portfolio turnover rate	123.95%	101.25%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
17

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$24.56	$22.55	$21.57	$19.52	$18.09
Investment operations:
Net investment loss(a)	(.08)	(.12)	(.07)	(.12)	(.15)
Net realized and unrealized gain (loss)	(8.21)	4.12	1.70	2.17	1.58
Total from investment operations	(8.29)	4.00	1.63	2.05	1.43
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	–	–
Net asset value, end of year	$13.42	$24.56	$22.55	$21.57	$19.52
Total Return(b)	(38.12)%	19.24%	7.73%	10.50%	7.90%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.20%	1.18%	1.19%	1.20%	1.37%
Expenses, including expense reductions and expenses reimbursed	1.20%	1.18%	1.19%	1.20%	1.37%
Expenses, excluding expense reductions and expenses reimbursed	1.23%	1.19%	1.22%	1.23%	1.37%
Net investment loss	(.41)%	(.55)%	(.32)%	(.60)%	(.80)%
Supplemental Data:
Net assets, end of year (000)	$23,175	$17,965	$19,631	$8,901	$6,312
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
18

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$23.82	$22.02	$21.17	$19.25	$17.92
Investment operations:
Net investment loss(a)	(.17)	(.22)	(.17)	(.21)	(.24)
Net realized and unrealized gain (loss)	(7.90)	4.01	1.67	2.13	1.57
Total from investment operations	(8.07)	3.79	1.50	1.92	1.33
Distributions to shareholders from:
Net realized gain	(2.85)	(1.99)	(.65)	–	–
Net asset value, end of year	$12.90	$23.82	$22.02	$21.17	$19.25
Total Return(b)	(38.42)%	18.71%	7.24%	9.97%	7.42%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.65%	1.63%	1.64%	1.65%	1.77%
Expenses, including expense reductions and expenses reimbursed	1.65%	1.63%	1.64%	1.65%	1.77%
Expenses, excluding expense reductions and expenses reimbursed	1.67%	1.64%	1.66%	1.68%	1.77%
Net investment loss	(.88)%	(1.01)%	(.79)%	(1.05)%	(1.31)%
Supplemental Data:
Net assets, end of year (000)	$8,945	$16,699	$15,856	$17,536	$12,094
Portfolio turnover rate	123.95%	101.25%	159.86%	97.35%	90.23%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
19

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.83	$23.81
Investment operations:
Net investment loss(b)	(.16)	(.05)
Net realized and unrealized gain (loss)	(7.92)	.07
Total from investment operations	(8.08)	.02
Distributions to shareholders from:
Net realized gain	(2.85)	–
Net asset value, end of period	$12.90	$23.83
Total Return(c)	(38.45)%	.08	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.75%	.28	%(d)
Expenses, including expense reductions and expenses reimbursed	1.75%	.28	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.81%	.29	%(d)
Net investment loss	(.93)%	(.20	)%(d)
Supplemental Data:
Net assets, end of period (000)	$119	$10
Portfolio turnover rate	123.95%	101.25%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
20

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$23.84	$23.81
Investment operations:
Net investment loss(b)	(.14)	(.04)
Net realized and unrealized gain (loss)	(7.94)	.07
Total from investment operations	(8.08)	.03
Distributions to shareholders from:
Net realized gain	(2.85)	–
Net asset value, end of period	$12.91	$23.84
Total Return(c)	(38.43)%	.13	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.65%	.27	%(d)
Expenses, including expense reductions and expenses reimbursed	1.65%	.27	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.70%	.27	%(d)
Net investment loss	(.82)%	(.18	)%(d)
Supplemental Data:
Net assets, end of period (000)	$85	$10
Portfolio turnover rate	123.95%	101.25%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
21

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its respective classes – Lord Abbett Growth Opportunities Fund (the "Fund").

The Fund's investment objective is capital appreciation. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are

22

Notes to Financial Statements (continued)

allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund's Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment.

23

Notes to Financial Statements (continued)

SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$453,078,342
Level 2 – Other Significant Observable Inputs	12,812,503
Total	$465,890,845

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended November 30, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .80% of the Fund's average daily net assets.

24

Notes to Financial Statements (continued)

For the period December 1, 2007 through March 31, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.55%
B	2.20%
C	2.20%
F	1.30%
I	1.20%
P	1.65%
R2	1.80%
R3	1.70%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the "Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2008:

Distributor Commissions	Dealers' Concessions
$142,787	$766,562

Distributor received CDSCs of $3,829 and $1,398 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2008.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

25

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 10, 2008, a long-term capital gain distribution of approximately $20,035,000 was declared by the Fund. The distribution was paid on December 19, 2008 to shareholders of record on December 18, 2008.

The tax character of distributions paid during the fiscal years ended November 30, 2008 and 2007 was as follows:

	Year Ended 11/30/2008	Year Ended 11/30/2007
Distributions paid from:
Ordinary income	$40,695,443	$-
Net long-term capital gains	60,274,138	75,503,887
Total distributions paid	$100,969,581	$75,503,887

As of November 30, 2008, the components of accumulated losses on a tax-basis were as follows:

Undistributed long-term capital gains	$20,034,498
Total undistributed earnings	$20,034,498
Temporary differences	(29,611,347)
Unrealized losses - net	(138,299,338)
Total accumulated losses - net	$(147,876,187)

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net ordinary losses of $1,231 during fiscal year 2008.

As of November 30, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$604,190,183
Gross unrealized gain	13,271,863
Gross unrealized loss	(151,571,201)
Net unrealized security loss	$(138,299,338)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

26

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$7,459,435	$(5,608,625)	$(1,850,810)

The permanent difference is primarily attributable to the tax treatment of net investment losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2008 were as follows:

Purchases	Sales
$827,826,918	$869,071,604

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility ("Facility") from State Street Bank & Trust Company ("SSB"), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 5, 2008, the amount available under the Facility was changed from $250,000,000 to $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .08% of the amount available under the Facility to .125%. Any borrowings under this Facility will bear interest at current market rates as set forth in the

27

Notes to Financial Statements (continued)

credit agreement. As of November 30, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended November 30, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,870,150	$65,683,092	2,921,931	$64,102,124
Converted from Class B*	412,582	7,751,875	180,354	4,029,782
Reinvestment of distributions	3,424,588	71,231,500	2,593,981	52,995,047
Shares reacquired	(7,307,366)	(131,136,183)	(7,858,118)	(171,440,080)
Increase (decrease)	399,954	$13,530,284	(2,161,852)	$(50,313,127)
Class B Shares
Shares sold	499,675	$8,669,372	483,092	$9,996,550
Reinvestment of distributions	611,883	11,852,174	450,203	8,702,440
Shares reacquired	(1,159,637)	(19,482,360)	(1,037,995)	(21,439,020)
Converted to Class A*	(444,107)	(7,751,875)	(191,370)	(4,029,782)
Decrease	(492,186)	$(6,712,689)	(296,070)	$(6,769,812)
Class C Shares
Shares sold	791,889	$13,807,768	693,058	$14,260,536
Reinvestment of distributions	485,077	9,391,105	334,039	6,453,629
Shares reacquired	(1,227,459)	(20,802,973)	(1,079,681)	(22,349,221)
Increase (decrease)	49,507	$2,395,900	(52,584)	$(1,635,056)

28

Notes to Financial Statements (continued)

	Year Ended November 30, 2008		Period Ended November 30, 2007†
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	39,948	$793,966	422	$10,049
Reinvestment of distributions	57	1,196	-	-
Shares reacquired	(12,766)	(174,447)	-	-
Increase	27,239	$620,715	422	$10,049
			Year Ended November 30, 2007
Class I Shares
Shares sold	964,693	$18,624,220	531,717	$12,176,447
Reinvestment of distributions	112,404	2,417,818	84,080	1,763,992
Shares reacquired	(81,570)	(1,581,289)	(754,907)	(17,728,966)
Increase (decrease)	995,527	$19,460,749	(139,110)	$(3,788,527)
Class P Shares
Shares sold	219,532	$4,144,787	186,887	$4,162,097
Reinvestment of distributions	93,553	1,943,096	65,672	1,341,678
Shares reacquired	(320,834)	(5,832,503)	(271,510)	(5,994,558)
Increase (decrease)	(7,749)	$255,380	(18,951)	$(490,783)
			Period Ended November 30, 2007†
Class R2 Shares
Shares sold	8,835	$169,006	420	$10,000
Reinvestment of distributions	57	1,196	-	-
Shares reacquired	(73)	(1,482)	-	-
Increase	8,819	$168,720	420	$10,000
Class R3 Shares
Shares sold	6,596	$124,613	420	$10,000
Reinvestment of distributions	57	1,196	-	-
Shares reacquired	(477)	(8,793)	-	-
Increase	6,176	$117,016	420	$10,000

* Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

† For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective May 31, 2008, the Fund adopted FIN 48. The adoption of FIN 48 did not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax returns remain open for the 2005 through 2007 tax year ends.

29

Notes to Financial Statements (concluded)

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

30

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Growth Opportunities Fund, one of the portfolios constituting the Lord Abbett Research Fund, Inc. (the "Company"), as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Growth Opportunities Fund of the Lord Abbett Research Fund, Inc. as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2009

31

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

* Effective as of the close of business on December 10, 2008, there are 53 portfolios or series.

32

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush - O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

33

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

34

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003, formerly Associate Portfolio Manager of Credit Suisse Asset Management.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

35

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Company's Directors. It is available free upon request.

36

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

11.92% of the ordinary income distribution paid by the Fund during the fiscal year ended November 30, 2008 is qualified dividend income. For corporate shareholders, only 11.48% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2008, $40,695,443 and $60,274,138, respectively, represent short-term and long-term capital gains.

37

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This report when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Growth Opportunities Fund

LAGOF-2-1108
(1/09)

2008

LORD ABBETT

ANNUAL REPORT

Lord Abbett America's Value Fund

For the fiscal year ended November 30, 2008

Lord Abbett Research Fund

Lord Abbett America's Value Fund

Annual Report

For the fiscal year ended November 30, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett America's Value Fund's performance for the fiscal year ended November 30, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended November 30, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market, accelerated in the last three months of the fiscal year, which saw the equity markets, as measured by the S&P 500® Index,1 fall to levels not seen since 2003. The closing months of the fiscal year were marked by the most extreme volatility in the equity markets since the 1930s. For example, the S&P 500 was down 38.09% for the 12-month period. The National Bureau of Economic Research said the U.S. economy officially had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3) or large cap stocks (as measured by the Russell 1000® Index4), but even small caps

1

were down 37.46% for the 12-month period. Large cap stocks declined 38.98%, while mid cap stocks were down 44.04%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (as represented by the Russell 3000® Growth Index6), declining 37.95%, compared to a 39.86% decline for growth stocks.

Amid the credit markets, the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index7 was up 1.74%, compared to the Merrill Lynch High Yield Master II Constrained Index,8 which lost 30.77% in the period. In the high-yield bond market, higher credit quality bonds outperformed lower credit quality bonds. Specifically, the Merrill Lynch U.S. High Yield BB-Rated Index9 did best, with a negative total return of 23.86%, followed by the Merrill Lynch U.S. High Yield B-Rated Index,9 down 32.21%, and the Merrill Lynch U.S. High Yield CCC-Rated Index,9 losing 44.80%.

Q: How did the America's Value Fund perform during the fiscal year ended November 30, 2008?

A: The Fund returned -30.43%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P 500® Index, which returned -38.09% over the same period.

Note: The Lord Abbett America's Value Fund is not a balanced fund and has the capability to adjust equity and fixed income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: What were the most significant factors affecting performance?

Equity Portion

A: The most significant contributors to the Fund's performance relative to its benchmark for the 12-month period were the financials sector (owing to an underweight position), the telecommunication services sector (owing to an overweight position), and the information technology sector (owing to an underweight position).

Among individual holdings that contributed to performance were consumer staples holding Wal-Mart Stores, Inc. (the Fund's number-one contributor), an operator of discount stores and supercenters; and energy holdings El Paso Corp., a natural gas pipeline operator; and EOG Resources, Inc., an oil and gas company.

The most significant detractors from the Fund's performance relative to its benchmark were the consumer discretionary, industrials, and materials sectors.

Among individual holdings that detracted from performance were consumer discretionary holding Idearc Inc. (the Fund's number-one detractor), a publisher of directories; energy holding Halliburton Co., a provider of energy services and engineering and

2

construction services, as well as products for the energy industry; and telecommunication services holding Qwest Communications International Inc., a provider of broadband Internet-based data, voice, and image communications.

Bond Portion

A: With the exception of the Fund's participation in the agency mortgages and Treasuries sector, all other sectors detracted from performance in the period. Contributions to Fund performance were largely the result of individual bond selection in various sectors. All individual holdings in the agency mortgages and Treasuries sector, which consisted primarily of Federal National Mortgage bonds and U.S. Treasury Notes, added to performance.

Elsewhere, within the investment-grade bond sector, among the individual holdings contributing to performance were electric utility holdings Illinois Power Co. and PG&E Corp. and beverage company PepsiCo, Inc. Detracting from performance in the investment-grade bond sector were metals and mining holding Freeport-McMoran, Inc.; energy holding Williams Companies, Inc.; and wireless telecommunications holding Sprint Nextel Corp.

Within the convertible securities sector, aerospace/defense holding DRS Technologies, Inc., a supplier of defense electronic systems, was the sole contributor to performance in the period. Among the individual holdings detracting from performance in the convertible securities sector were healthcare holding Five Star Quality Care, Inc., an operator of senior living facilities; financial services holding Wachovia Corp., a multi-bank holding company; and energy holding El Paso Corp., a natural gas pipeline operator.

Contributing to performance in the high-yield bond sector were beverages/restaurant services holdings Diageo, Plc, a provider of alcoholic beverages, and ARAMARK Refreshment Services, Inc., a provider of corporate beverage and dining services; and aerospace/defense holding L-3 Communications Corp., a manufacturer of specialized systems for satellite, avionics, and marine communications. Detracting from performance were publishing holding Idearc Inc., a publisher of directories; chemicals holding Ineos Group Holdings Plc, a manufacturer of a wide range of chemicals for industrial use; and media holding Univision Communications Inc., a Spanish-language media company.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

3

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

7  The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

8  The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

9  The Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, BB, and speculative are part of the Merrill Lynch High Yield Index, with the only difference being the addition of a ratings filter.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of November 30, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index and the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Constrained Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended November 30, 2008

	1 Year	5 Years	Life of Class
Class A3	-34.41%	0.01%	0.89%
Class B4	-33.42%	0.39%	1.11%
Class C5	-30.90%	0.55%	1.12%
Class F6	-30.31%	—	-28.05%
Class I7	-30.24%	1.54%	2.11%
Class P8	-30.50%	1.11%	1.68%
Class R2[9]	-30.23%	—	-28.03%
Class R3[10]	-30.54%	—	-28.30%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance of each index began on December 27, 2001.

3  Class A shares commenced operations on December 27, 2001. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2008, is calculated using the SEC-required uniform method to compute such return.

4  Class B shares commenced operations on December 27, 2001. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for life of the class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5  Class C shares commenced operations on December 27, 2001. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7  Class I shares commenced operations on December 27, 2001. Performance is at net asset value.

8  Class P shares commenced operations on December 27, 2001. Performance is at net asset value.

9  Class R2 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

10  Class R3 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

5

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 through November 30, 2008).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/08 – 11/30/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/08	11/30/08	6/1/08 – 11/30/08
Class A
Actual	$1,000.00	$717.50	$5.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.27	$6.81
Class B
Actual	$1,000.00	$715.10	$8.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.01	$10.08
Class C
Actual	$1,000.00	$714.70	$8.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.01	$10.08
Class F
Actual	$1,000.00	$717.80	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.55
Class I
Actual	$1,000.00	$718.00	$4.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.02	$5.05
Class P
Actual	$1,000.00	$717.00	$6.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.77	$7.31
Class R2
Actual	$1,000.00	$720.40	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.35	$2.68
Class R3
Actual	$1,000.00	$716.80	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.01

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.35% for Class A, 2.00% for Classes B and C, 1.10% for Class F, 1.00% for Class I, 1.45% for Class P, 0.53% for Class R2 and 1.39% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2008

Sector*	%**
Consumer Discretionary	4.00%
Consumer Staples	15.83%
Energy	10.65%
Financials	20.27%
Health Care	14.13%
Industrials	4.96%
Sector*	%**
Information Technology	3.50%
Materials	4.11%
Telecommunication Services	10.86%
Utilities	11.15%
Short-Term Investment	0.54%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

7

Schedule of Investments

November 30, 2008

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 99.35%
COMMON STOCKS 50.78%
Aerospace & Defense 0.17%
Moog, Inc. Class A*	60	$1,930,800
Beverages 1.18%
Diageo plc ADR	81	4,577,244
PepsiCo, Inc.	160	9,072,000
Total		13,649,244
Biotechnology 0.23%
Celgene Corp.*	50	2,605,000
Capital Markets 0.22%
Bank of New York Mellon Corp. (The)	86	2,585,976
Chemicals 0.73%
Chemtura Corp.*	1,500	2,505,000
Monsanto Co.	75	5,940,000
Total		8,445,000
Commercial Banks 1.43%
PNC Financial Services Group, Inc. (The)	50	2,638,500
U.S. Bancorp	300	8,094,000
Wells Fargo & Co.	200	5,778,000
Total		16,510,500
Commercial Services & Supplies 0.33%
R.R. Donnelley & Sons Co.	300	3,828,000
Computers & Peripherals 0.17%
International Business Machines Corp.	24	1,966,560
Containers & Packaging 0.95%
Ball Corp.	300	10,935,000
Distributors 0.68%
Genuine Parts Co.	200	7,830,000

See Notes to Financial Statements.
8

Schedule of Investments (continued)

November 30, 2008

Investments	Shares (000)	Value
Diversified Financials 1.37%
Bank of America Corp.	389	$6,314,750
JPMorgan Chase & Co.	300	9,498,000
Total		15,812,750
Diversified Telecommunication Services 8.22%
AT&T, Inc.	1,260	35,994,168
EMBARQ Corp.	600	19,584,000
Qwest Communications International, Inc.	7,793	24,938,240
Verizon Communications, Inc.	300	9,795,000
Windstream Corp.	500	4,430,000
Total		94,741,408
Electric Utilities 1.61%
TECO Energy, Inc.	184	2,393,300
UniSource Energy Corp.	577	16,196,390
Total		18,589,690
Electrical Equipment 0.96%
Emerson Electric Co.	100	3,589,000
Hubbell, Inc. Class B	250	7,475,000
Total		11,064,000
Energy Equipment & Services 2.05%
Halliburton Co.	700	12,320,000
Transocean, Inc.*	169	11,327,533
Total		23,647,533
Food & Staples Retailing 2.81%
CVS Caremark Corp.	104	3,020,292
Ingles Markets, Inc. Class A	443	5,981,641
Kroger Co. (The)	86	2,387,058
SUPERVALU, INC.	165	1,965,150
Wal-Mart Stores, Inc.	340	19,015,964
Total		32,370,105
Food Products 5.40%
H.J. Heinz Co.	325	12,623,000
Kellogg Co.	358	15,565,312
Kraft Foods, Inc. Class A	1,250	34,012,500
Total		62,200,812

See Notes to Financial Statements.
9

Schedule of Investments (continued)

November 30, 2008

Investments	Shares (000)	Value
Gas Utilities 0.21%
National Fuel Gas Co.	75	$2,439,750
Hotels, Restaurants & Leisure 0.37%
McDonald's Corp.	72	4,224,125
Household Durables 1.10%
Snap-on, Inc.	350	12,617,500
Household Products 0.64%
Procter & Gamble Co. (The)	115	7,400,250
Industrial Conglomerates 0.64%
3M Co.	45	3,038,622
General Electric Co.	250	4,292,500
Total		7,331,122
Insurance 1.18%
ACE Ltd. (Switzerland)(a)	250	13,062,500
MetLife, Inc.	20	575,200
Total		13,637,700
Metals & Mining 0.06%
Allegheny Technologies, Inc.	30	688,500
Multi-Line Retail 0.16%
Macy's, Inc.	250	1,855,000
Multi-Utilities & Unregulated Power 4.00%
Ameren Corp.	600	21,348,000
NiSource, Inc.	1,500	18,075,000
Puget Energy, Inc.	275	6,732,000
Total		46,155,000
Oil & Gas 5.68%
Chevron Corp.	367	29,020,373
ConocoPhillips	30	1,570,348
EOG Resources, Inc.	245	20,846,904
Exxon Mobil Corp.	94	7,566,160
Hess Corp.	35	1,891,400

See Notes to Financial Statements.
10

Schedule of Investments (continued)

November 30, 2008

Investments			Shares (000)	Value
Oil & Gas (continued)
Marathon Oil Corp.			80	$2,089,164
XTO Energy, Inc.			65	2,485,600
Total				65,469,949
Paper & Forest Products 0.30%
MeadWestvaco Corp.			300	3,498,000
Pharmaceuticals 7.31%
Bristol-Myers Squibb Co.			1,500	31,050,000
Johnson & Johnson			120	7,029,600
Merck & Co., Inc.			127	3,398,784
Mylan, Inc.*			1,612	15,168,920
Pfizer, Inc.			1,678	27,562,968
Total				84,210,272
Semiconductor Equipment & Products 0.18%
Intel Corp.			150	2,070,000
Software 0.30%
Microsoft Corp.			170	3,437,400
Tobacco 0.14%
Altria Group, Inc.			103	1,654,632
Total Common Stocks (cost $759,543,639)				585,401,578
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 6.80%
Aerospace & Defense 0.40%
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	$5,000	4,643,750
Beverages 0.28%
Molson Coors Brewing Co.	2.50%	7/30/2013	3,000	3,225,000
Biotechnology 1.76%
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	4,000	4,560,000
CV Therapeutics, Inc.	3.25%	8/16/2013	5,000	3,200,000
Genzyme Corp.	1.25%	12/1/2023	3,000	3,000,000

See Notes to Financial Statements.
11

Schedule of Investments (continued)

November 30, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Biotechnology (continued)
Gilead Sciences, Inc.	0.625%	5/1/2013	$5,500	$6,689,375
Millipore Corp.	3.75%	6/1/2026	3,500	2,900,625
Total				20,350,000
Capital Markets 0.14%
Conseco, Inc. (Zero Coupon after 9/30/2010)(b)	3.50%	9/30/2035	3,850	1,597,750
Commercial Services & Supplies 0.32%
CRA International, Inc.	2.875%	6/15/2034	4,000	3,735,000
Diversified Telecommunication Services 0.18%
Qwest Communications International, Inc.	3.50%	11/15/2025	2,500	2,031,250
Electrical Equipment 0.44%
Roper Industries, Inc. (Zero Coupon after 1/15/2009)(c)	1.481%	1/15/2034	9,000	5,130,000
Healthcare Providers & Services 0.17%
Five Star Quality Care, Inc.	3.75%	10/15/2026	6,000	1,905,000
Information Technology Services 0.41%
Symantec Corp.	0.75%	6/15/2011	5,500	4,702,500
Internet Software & Services 0.20%
Equinix, Inc.	2.50%	4/15/2012	3,500	2,275,000
Media 0.18%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	4,000	2,025,000
Metals & Mining 0.53%
Newmont Mining Corp.	1.25%	7/15/2014	4,000	3,570,000
Placer Dome, Inc. (Canada)(a)	2.75%	10/15/2023	2,000	2,505,000
Total				6,075,000
Pharmaceuticals 1.06%
Teva Pharmaceutical Finance Co. BV (Israel)(a)	1.75%	2/1/2026	10,000	10,287,500
Wyeth	2.621%#	1/15/2024	2,000	1,984,200
Total				12,271,700

See Notes to Financial Statements.
12

Schedule of Investments (continued)

November 30, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Semiconductors & Semiconductor Equipment 0.33%
Intel Corp.	2.95%	12/15/2035	$5,000	$3,787,500
Software 0.40%
EMC Corp.	1.75%	12/1/2011	5,000	4,618,750
Total Convertible Bonds (cost $103,176,786)				78,373,200
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 3.42%
Capital Markets 0.04%
MetLife, Inc.	6.375%		60	471,000
Commercial Banks 0.57%
Wachovia Corp.	7.50%		11	6,583,500
Electric Utilities 0.51%
CMS Energy Corp.	4.50%		70	3,758,125
NRG Energy, Inc.	5.75%		10	2,138,700
Total				5,896,825
Food Products 0.89%
Archer Daniels Midland Co.	6.25%		200	6,994,000
Bunge Ltd.	4.875%		60	3,225,000
Total				10,219,000
Metals & Mining 0.05%
Freeport-McMoRan Copper & Gold, Inc.	6.75%		14	583,100
Oil & Gas 0.54%
El Paso Corp.	4.99%		10	6,215,000
Pharmaceuticals 0.81%
Mylan, Inc.	6.50%		8	4,720,000
Schering-Plough Corp.	6.00%		30	4,605,000
Total				9,325,000
Thrifts & Mortgage Finance 0.01%
Fannie Mae	8.75%		100	184,000
Total Convertible Preferred Stocks (cost $66,486,725)				39,477,425

See Notes to Financial Statements.
13

Schedule of Investments (continued)

November 30, 2008

Investments	Shares (000)	U.S. $ Value
FOREIGN COMMON STOCKS(d) 4.34%
Australia 0.79%
Beverages
Coca-Cola Amatil Ltd.	1,602	$9,085,355
Belgium 0.19%
Food & Staples Retailing
Delhaize Group	36	2,146,078
Canada 0.19%
Capital Markets
CI Financial Income Fund Unit	202	2,244,364
France 0.30%
Commercial Banks
BNP Paribas SA	63	3,444,953
Germany 0.81%
Diversified Telecommunication Services 0.42%
Deutsche Telekom AG Registered Shares	346	4,781,631
Household Products 0.39%
Henkel KGaA	183	4,533,915
Total Germany		9,315,546
Greece 0.09%
Commercial Banks
National Bank of Greece SA	59	1,103,703
Switzerland 1.65%
Food Products 0.88%
Nestle SA Registered Shares	280	10,128,604
Pharmaceuticals 0.77%
Roche Holding Ltd. AG	64	8,932,142
Total Switzerland		19,060,746

See Notes to Financial Statements.
14

Schedule of Investments (continued)

November 30, 2008

Investments			Shares (000)	U.S. $ Value
United Kingdom 0.32%
Aerospace & Defense
BAE Systems plc			669	$3,645,155
Total Foreign Common Stocks (cost $66,723,679)				50,045,900
FOREIGN PREFERRED STOCK(d) 0.14%
Brazil
Electric Utilities
Companhia Energetica de Minas Gerais (cost $1,853,360)			102	1,623,471
	Interest Rate	Maturity Date	Principal Amount (000)
GOVERNMENT SPONSORED ENTERPRISES BOND 1.06%
Federal Home Loan Mortgage Corp. (cost $12,042,004)	5.75%	3/15/2009	$12,000	12,168,912
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 9.08%
Federal National Mortgage Assoc.	5.50%	6/1/2036-2/1/2038	22,272	22,663,412
Federal National Mortgage Assoc.	6.00%	11/1/2034-5/1/2038	51,925	53,136,370
Federal National Mortgage Assoc.	6.50%	4/1/2035-8/1/2037	27,997	28,832,226
Total Government Sponsored Enterprises Pass-Throughs (cost $103,328,677)				104,632,008
HIGH YIELD CORPORATE BONDS 21.80%
Aerospace & Defense 0.10%
Hawker Beechcraft Acquisition Co. LLC	9.75%	4/1/2017	3,500	1,155,000
Air Freight & Couriers 0.13%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	3,700	1,535,500
Auto Components 0.08%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	3,500	962,500
Automobiles 0.10%
General Motors Corp.	7.20%	1/15/2011	4,050	1,103,625
Beverages 0.84%
Constellation Brands, Inc.	7.25%	5/15/2017	1,500	1,252,500
Constellation Brands, Inc.	8.125%	1/15/2012	4,000	3,500,000

See Notes to Financial Statements.
15

Schedule of Investments (continued)

November 30, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverages (continued)
Diageo Capital plc (United Kingdom)(a)	7.375%	1/15/2014	$2,300	$2,399,204
PepsiCo, Inc.	7.90%	11/1/2018	2,300	2,570,928
Total				9,722,632
Chemicals 0.29%
Equistar Chemicals LP	7.55%	2/15/2026	3,000	555,000
Ineos Group Holdings plc (United Kingdom)†(a)	8.50%	2/15/2016	6,500	1,186,250
NOVA Chemicals Corp. (Canada)(a)	5.72%#	11/15/2013	3,000	1,620,000
Total				3,361,250
Commercial Banks 0.50%
Bank of America Corp.	5.75%	12/1/2017	1,000	934,279
Wachovia Corp.	5.50%	5/1/2013	900	853,720
Wells Fargo & Co.	5.625%	12/11/2017	4,200	3,991,151
Total				5,779,150
Commercial Services & Supplies 0.62%
Allied Waste North America, Inc.	7.25%	3/15/2015	4,000	3,550,000
Bunge NA Finance LP	5.90%	4/1/2017	1,625	1,136,692
CGG Veritas (France)(a)	7.75%	5/15/2017	1,925	1,191,094
FTI Consulting, Inc.	7.75%	10/1/2016	1,500	1,297,500
Total				7,175,286
Communications Equipment 0.25%
Hughes Network Systems LLC	9.50%	4/15/2014	3,500	2,905,000
Consumer Finance 1.12%
American Express Credit Corp.	7.30%	8/20/2013	5,000	4,747,045
Ford Motor Credit Co. LLC	7.375%	10/28/2009	8,000	4,885,296
GMAC LLC	7.25%	3/2/2011	8,000	3,268,248
Total				12,900,589
Containers & Packaging 0.59%
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	6,000	4,395,000
Graphic Packaging International Corp.	9.50%	8/15/2013	3,400	2,363,000
Total				6,758,000
Diversified Financials 0.85%
Ashtead Capital, Inc.†	9.00%	8/15/2016	3,175	1,857,375
Ford Capital BV (Netherlands)(a)	9.50%	6/1/2010	5,000	1,825,000

See Notes to Financial Statements.
16

Schedule of Investments (continued)

November 30, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Financials (continued)
RBS Global & Rexnord Corp.	8.875%	9/1/2016	$3,000	$1,875,000
RBS Global & Rexnord Corp.	9.50%	8/1/2014	3,500	2,467,500
RBS Global & Rexnord Corp.	11.75%	8/1/2016	3,000	1,755,000
Total				9,779,875
Diversified Telecommunication Services 1.59%
Cincinnati Bell, Inc.	7.00%	2/15/2015	10,000	7,175,000
Qwest Capital Funding, Inc.	7.90%	8/15/2010	6,400	5,392,000
Syniverse Technologies, Inc.	7.75%	8/15/2013	5,000	2,925,000
Windstream Corp.	7.00%	3/15/2019	4,000	2,790,000
Total				18,282,000
Electric Utilities 2.90%
Commonwealth Edison Co.	5.80%	3/15/2018	8,500	7,421,588
Edison Mission Energy	7.00%	5/15/2017	5,000	3,775,000
Edison Mission Energy	7.75%	6/15/2016	6,000	4,725,000
Illinois Power Co.†	9.75%	11/15/2018	5,000	5,435,030
Pacific Gas & Electric Co.	8.25%	10/15/2018	4,000	4,445,232
Reliant Energy, Inc.	7.875%	6/15/2017	3,375	2,472,187
Texas Competitive Electric Holdings Co. LLC†	10.50%	11/1/2015	8,000	5,160,000
Total				33,434,037
Electrical Equipment 0.29%
Baldor Electric Co.	8.625%	2/15/2017	4,500	3,330,000
Electronic Equipment, Instruments & Components 0.89%
Emerson Electric Co.	5.25%	10/15/2018	5,000	4,728,745
L-3 Communications Corp.	7.625%	6/15/2012	3,500	3,246,250
Roper Industries, Inc.	6.625%	8/15/2013	2,225	2,292,366
Total				10,267,361
Energy Equipment & Services 0.15%
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	2,500	1,681,250
Food Products 0.78%
General Mills, Inc.	5.20%	3/17/2015	6,000	5,465,958
H.J. Heinz Co.	5.35%	7/15/2013	1,850	1,767,938
Kraft Foods, Inc.	6.50%	8/11/2017	1,800	1,715,506
Total				8,949,402

See Notes to Financial Statements.
17

Schedule of Investments (continued)

November 30, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Healthcare Equipment & Supplies 0.70%
Biomet, Inc.	10.00%	10/15/2017	$3,500	$3,167,500
HCA, Inc.	9.125%	11/15/2014	6,000	4,890,000
Total				8,057,500
Healthcare Providers & Services 1.06%
Community Health Systems	8.875%	7/15/2015	9,000	7,267,500
Tenet Healthcare Corp.	9.25%	2/1/2015	3,500	2,537,500
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017	4,000	2,420,000
Total				12,225,000
Hotels, Restaurants & Leisure 0.26%
Gaylord Entertainment Co.	8.00%	11/15/2013	2,000	1,197,500
River Rock Entertainment Authority	9.75%	11/1/2011	1,700	1,402,500
Station Casinos, Inc.	6.50%	2/1/2014	4,000	380,000
Total				2,980,000
Household Products 0.13%
Kimberly-Clark Corp.	7.50%	11/1/2018	1,350	1,471,635
Independent Power Producers & Energy Traders 1.46%
AES Corp. (The)	8.00%	10/15/2017	4,750	3,301,250
Dynegy Holdings, Inc.	8.375%	5/1/2016	8,000	5,600,000
Mirant Americas Generation LLC	9.125%	5/1/2031	7,000	4,935,000
NRG Energy, Inc.	7.25%	2/1/2014	3,650	2,983,875
Total				16,820,125
Information Technology Services 0.24%
SunGard Data Systems, Inc.	9.125%	8/15/2013	3,500	2,730,000
Leisure Equipment & Products 0.12%
Expedia, Inc.†	8.50%	7/1/2016	2,250	1,383,750
Media 0.86%
Affinion Group, Inc.	11.50%	10/15/2015	2,500	1,475,000
Barrington Broadcasting Group LLC	10.50%	8/15/2014	3,125	1,226,562
CCH I LLC	11.75%	5/15/2014	3,500	472,500
CCH I LLC / CCH I Capital Corp.	11.00%	10/1/2015	3,000	810,000
Idearc, Inc.	8.00%	11/15/2016	4,225	369,688
Mediacom Broadband LLC	8.50%	10/15/2015	4,175	2,985,125

See Notes to Financial Statements.
18

Schedule of Investments (continued)

November 30, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media (continued)
Mediacom Communications Corp.	9.50%	1/15/2013	$2,250	$1,856,250
R.H. Donnelley Corp.	8.875%	1/15/2016	3,000	405,000
Univision Communications, Inc. PIK†	9.75%	3/15/2015	2,200	291,500
Total				9,891,625
Metals & Mining 0.47%
Aleris International, Inc.	10.00%	12/15/2016	2,075	228,250
Freeport-McMoRan Copper & Gold, Inc.	8.375%	4/1/2017	5,000	3,554,720
Noranda Aluminum Acquisition Corp. PIK	6.596%#	5/15/2015	5,000	1,650,000
Total				5,432,970
Multi-Utilities & Unregulated Power 0.30%
Williams Cos., Inc. (The)	8.125%	3/15/2012	3,960	3,445,200
Oil & Gas 2.22%
Cameron International Corp.	6.375%	7/15/2018	1,040	925,716
Chesapeake Energy Corp.	7.25%	12/15/2018	5,000	3,525,000
Chesapeake Energy Corp.	7.625%	7/15/2013	4,935	3,972,675
El Paso Corp.	7.00%	6/15/2017	1,325	950,016
El Paso Corp.	7.25%	6/1/2018	3,300	2,310,000
Forest Oil Corp.	7.25%	6/15/2019	2,000	1,380,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	4,300	2,795,000
Southern California Gas Co.	5.50%	3/15/2014	4,500	4,535,041
Tennessee Gas Pipeline Co.	7.00%	10/15/2028	2,000	1,442,662
VeraSun Energy Corp.(e)	9.375%	6/1/2017	2,800	336,000
Williams Cos., Inc. (The)	7.875%	9/1/2021	4,500	3,426,125
Total				25,598,235
Paper & Forest Products 0.13%
Bowater, Inc.	6.50%	6/15/2013	2,575	508,563
Buckeye Technologies, Inc.	8.00%	10/15/2010	1,150	1,052,250
Total				1,560,813
Personal Products 0.47%
Elizabeth Arden, Inc.	7.75%	1/15/2014	3,000	2,055,000
Estee Lauder Cos., Inc. (The)	7.75%	11/1/2013	3,275	3,427,088
Total				5,482,088

See Notes to Financial Statements.
19

Schedule of Investments (continued)

November 30, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals 0.25%
Warner Chilcott Corp.	8.75%	2/1/2015	$3,250	$2,884,375
Real Estate Investment Trusts 0.15%
Host Hotels & Resorts LP	6.375%	3/15/2015	2,525	1,710,688
Road & Rail 0.23%
Hertz Corp. (The)	8.875%	1/1/2014	5,000	2,606,250
Semiconductors & Semiconductor Equipment 0.13%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	2,500	1,556,250
Specialty Retail 0.11%
Brookstone Co., Inc.	12.00%	10/15/2012	2,000	1,230,000
Thrifts & Mortgage Finance 0.00%
Washington Mutual Bank	6.875%	6/15/2011	4,350	11,745
Wireless Telecommunication Services 0.44%
MetroPCS Wireless, Inc.	9.25%	11/1/2014	1,675	1,381,875
Sprint Capital Corp.	6.90%	5/1/2019	3,100	1,769,688
Verizon Wireless†	8.50%	11/15/2018	2,000	2,021,330
Total				5,172,893
Total High Yield Corporate Bonds (cost $371,173,301)				251,333,599
			Shares (000)
NON-CONVERTIBLE PREFERRED STOCK 0.01%
Thrifts & Mortgage Finance
Fannie Mae (cost $3,071,479)	8.25%		122	133,307
			Principal Amount (000)
U.S. TREASURY OBLIGATION 1.92%
U.S. Treasury Notes (cost $21,105,529)	4.00%	2/15/2014	$20,000	22,106,260
Total Long-Term Investments (cost $1,508,505,179)				1,145,295,660

See Notes to Financial Statements.
20

Schedule of Investments (concluded)

November 30, 2008

Investments	Principal Amount (000)	Value
SHORT-TERM INVESTMENT 0.54%
Repurchase Agreement
Repurchase Agreement dated 11/28/2008, 0.03% due 12/1/2008 with State Street Bank & Trust Co. collateralized by $6,395,000 of Federal Home Loan Bank Discount Note at Zero Coupon due 12/26/2008; value: $6,395,000; proceeds: $6,266,553 (cost $6,266,537)	$6,267	$6,266,537
Total Investments in Securities 99.89% (cost $1,514,771,716)		1,151,562,197
Foreign Cash and Other Assets in Excess of Liabilities 0.11%		1,300,832
Net Assets 100.00%		$1,152,863,029

ADR  American Depositary Receipt.

  PIK  Payment-in-kind.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

  #  Variable rate security. The interest rate represents the rate at November 30, 2008.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  (a)  Foreign security traded in U.S. dollars.

  (b)  The issuer will pay interest on the bonds at a rate of 3.50% until September 30, 2010. Beginning October 1, 2010, the bonds will be subject to daily accretion of the principal amount at the rate of 3.50% per year.

  (c)  The notes were offered at an issue price of $395.02 per note with an interest rate of 1.4813% per year. Beginning January 16, 2009, the issuer will not pay any cash interest on the notes prior to maturity unless contingent cash interest becomes payable. Instead, on January 15, 2034, the maturity date of the notes, a holder will receive $1,000 per note.

  (d)  Investments in non-U.S. dollar denominated securities.

  (e)  Defaulted security.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
21

Statement of Assets and Liabilities

November 30, 2008

ASSETS:
Investments in securities, at value (cost $1,514,771,716)	$1,151,562,197
Foreign cash, at value (cost $620,183)	560,866
Receivables:
Interest and dividends	11,521,499
Investment securities sold	5,058,270
Capital shares sold	1,522,906
Prepaid expenses and other assets	39,673
Total assets	1,170,265,411
LIABILITIES:
Payables:
Investment securities purchased	13,404,483
Capital shares reacquired	2,230,805
Management fee	677,119
12b-1 distribution fees	471,160
Directors' fees	103,244
To affiliates (See Note 3)	66,429
Fund administration	36,478
Accrued expenses and other liabilities	412,664
Total liabilities	17,402,382
NET ASSETS	$1,152,863,029
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,658,389,693
Undistributed net investment income	9,570,339
Accumulated net realized loss on investments and foreign currency related transactions	(151,791,044)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(363,305,959)
Net Assets	$1,152,863,029
Net assets by class:
Class A Shares	$852,773,753
Class B Shares	$44,681,549
Class C Shares	$54,081,244
Class F Shares	$1,194,355
Class I Shares	$197,713,536
Class P Shares	$2,370,131
Class R2 Shares	$6,809
Class R3 Shares	$41,652
Outstanding shares by class:
Class A Shares (300 million shares of common stock authorized, $.001 par value)	98,528,995
Class B Shares (30 million shares of common stock authorized, $.001 par value)	5,204,092
Class C Shares (20 million shares of common stock authorized, $.001 par value)	6,288,458
Class F Shares (30 million shares of common stock authorized, $.001 par value)	138,007
Class I Shares (100 million shares of common stock authorized, $.001 par value)	22,715,266
Class P Shares (20 million shares of common stock authorized, $.001 par value)	273,109
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	783
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	4,815
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$8.66
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$9.19
Class B Shares-Net asset value	$8.59
Class C Shares-Net asset value	$8.60
Class F Shares-Net asset value	$8.65
Class I Shares-Net asset value	$8.70
Class P Shares-Net asset value	$8.68
Class R2 Shares-Net asset value	$8.70
Class R3 Shares-Net asset value	$8.65

See Notes to Financial Statements.
22

Statement of Operations

For the Year Ended November 30, 2008

Investment income:
Dividends (net of foreign withholding taxes of $252,514)	$40,019,395
Interest	38,547,591
Total investment income	78,566,986
Expenses:
Management fee	11,669,225
12b-1 distribution plan-Class A	4,183,821
12b-1 distribution plan-Class B	627,030
12b-1 distribution plan-Class C	805,013
12b-1 distribution plan-Class F	622
12b-1 distribution plan-Class P	13,090
12b-1 distribution plan-Class R2	10
12b-1 distribution plan-Class R3	103
Shareholder servicing	2,025,373
Fund administration	638,241
Subsidy (See Note 3)	563,060
Reports to shareholders	179,971
Registration	175,049
Custody	80,680
Professional	57,782
Directors' fees	38,729
Other	49,851
Gross expenses	21,107,650
Expense reductions (See Note 7)	(31,223)
Net expenses	21,076,427
Net investment income	57,490,559
Net realized and unrealized loss:
Net realized loss on investments and foreign currency related transactions	(148,111,879)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(447,941,258)
Net realized and unrealized loss	(596,053,137)
Net Decrease in Net Assets Resulting From Operations	$(538,562,578)

See Notes to Financial Statements.
23

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007
Operations:
Net investment income	$57,490,559	$39,723,990
Net realized gain (loss) on investments and foreign currency related transactions	(148,111,879)	79,594,206
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(447,941,258)	(60,823,254)
Net increase (decrease) in net assets resulting from operations	(538,562,578)	58,494,942
Distributions to shareholders from:
Net investment income
Class A	(46,923,783)	(32,509,786)
Class B	(2,048,124)	(1,383,751)
Class C	(2,622,772)	(1,767,365)
Class F	(31,510)	–
Class I	(10,749,540)	(1,996,921)
Class P	(109,398)	(68,311)
Class R2	(316)	–
Class R3	(720)	–
Net realized gain
Class A	(55,600,353)	(34,340,522)
Class B	(3,031,913)	(1,990,323)
Class C	(4,022,533)	(2,396,690)
Class F	(394)	–
Class I	(11,018,113)	(324,043)
Class P	(127,577)	(73,205)
Class R2	(393)	–
Class R3	(393)	–
Total distributions to shareholders	(136,287,832)	(76,850,917)
Capital share transactions (Net of share conversions) (See Note 11):
Proceeds from sales of shares	231,129,255	700,738,728
Reinvestment of distributions	132,561,287	74,382,875
Cost of shares reacquired	(364,359,193)	(193,779,679)
Net increase (decrease) in net assets resulting from capital share transactions	(668,651)	581,341,924
Net increase (decrease) in net assets	(675,519,061)	562,985,949
NET ASSETS:
Beginning of year	$1,828,382,090	$1,265,396,141
End of year	$1,152,863,029	$1,828,382,090
Undistributed net investment income	$9,570,339	$12,377,655

See Notes to Financial Statements.
24

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.49	$13.56	$12.44	$12.12	$10.29
Investment operations:
Net investment income(a)	.41	.37	.33	.31	.32
Net realized and unrealized gain (loss)	(4.26)	.33	1.29	.43	1.74
Total from investment operations	(3.85)	.70	1.62	.74	2.06
Distributions to shareholders from:
Net investment income	(.44)	(.35)	(.36)	(.35)	(.23)
Net realized gain	(.54)	(.42)	(.14)	(.07)	–
Total distributions	(.98)	(.77)	(.50)	(.42)	(.23)
Net asset value, end of year	$8.66	$13.49	$13.56	$12.44	$12.12
Total Return(b)	(30.43)%	5.27%	13.42%	6.27%	20.29%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.32%	1.29%	1.33%	1.33%	1.35%
Expenses, excluding expense reductions	1.32%	1.29%	1.33%	1.34%	1.35%
Net investment income	3.61%	2.68%	2.60%	2.51%	2.84%
Supplemental Data:
Net assets, end of year (000)	$852,774	$1,379,814	$1,111,167	$944,488	$439,703
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
25

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.38	$13.46	$12.36	$12.03	$10.23
Investment operations:
Net investment income(a)	.33	.28	.24	.23	.25
Net realized and unrealized gain (loss)	(4.21)	.33	1.28	.43	1.72
Total from investment operations	(3.88)	.61	1.52	.66	1.97
Distributions to shareholders from:
Net investment income	(.37)	(.27)	(.28)	(.26)	(.17)
Net realized gain	(.54)	(.42)	(.14)	(.07)	–
Total distributions	(.91)	(.69)	(.42)	(.33)	(.17)
Net asset value, end of year	$8.59	$13.38	$13.46	$12.36	$12.03
Total Return(b)	(30.86)%	4.56%	12.62%	5.66%	19.50%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Expenses, excluding expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Net investment income	2.96%	2.03%	1.95%	1.86%	2.20%
Supplemental Data:
Net assets, end of year (000)	$44,682	$74,748	$64,045	$58,380	$27,634
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
26

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.40	$13.48	$12.37	$12.05	$10.25
Investment operations:
Net investment income(a)	.33	.28	.24	.23	.25
Net realized and unrealized gain (loss)	(4.23)	.33	1.28	.43	1.73
Total from investment operations	(3.90)	.61	1.52	.66	1.98
Distributions to shareholders from:
Net investment income	(.36)	(.27)	(.27)	(.27)	(.18)
Net realized gain	(.54)	(.42)	(.14)	(.07)	–
Total distributions	(.90)	(.69)	(.41)	(.34)	(.18)
Net asset value, end of year	$8.60	$13.40	$13.48	$12.37	$12.05
Total Return(b)	(30.90)%	4.57%	12.68%	5.62%	19.50%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Expenses, excluding expense reductions	1.97%	1.94%	1.98%	1.98%	1.99%
Net investment income	2.95%	2.03%	1.95%	1.86%	2.20%
Supplemental Data:
Net assets, end of year (000)	$54,081	$99,713	$77,477	$77,374	$28,696
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.
27

Financial Highlights (continued)

	Class F Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.49	$13.83
Investment operations:
Net investment income(b)	.43	.06
Net realized and unrealized loss	(4.25)	(.40)
Total from investment operations	(3.82)	(.34)
Distributions to shareholders from:
Net investment income	(.48)	–
Net realized gain	(.54)	–
Total distributions	(1.02)	–
Net asset value, end of period	$8.65	$13.49
Total Return(c)	(30.31)%	(2.46	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.10%	.18	%(d)
Expenses, excluding expense reductions	1.10%	.18	%(d)
Net investment income	4.21%	.47	%(d)
Supplemental Data:
Net assets, end of period (000)	$1,194	$10
Portfolio turnover rate	54.70%	26.32%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
28

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.56	$13.62	$12.50	$12.18	$10.33
Investment operations:
Net investment income(a)	.45	.41	.37	.35	.45
Net realized and unrealized gain (loss)	(4.28)	.35	1.29	.44	1.66
Total from investment operations	(3.83)	.76	1.66	.79	2.11
Distributions to shareholders from:
Net investment income	(.49)	(.40)	(.40)	(.40)	(.26)
Net realized gain	(.54)	(.42)	(.14)	(.07)	–
Total distributions	(1.03)	(.82)	(.54)	(.47)	(.26)
Net asset value, end of year	$8.70	$13.56	$13.62	$12.50	$12.18
Total Return(b)	(30.24)%	5.67%	13.75%	6.64%	20.72%
Ratios to Average Net Assets:
Expenses, including expense reductions	.97%	.96%	.98%	.99%	1.09%
Expenses, excluding expense reductions	.97%	.96%	.98%	.99%	1.09%
Net investment income	3.97%	2.98%	2.95%	2.89%	3.74%
Supplemental Data:
Net assets, end of year (000)	$197,714	$271,015	$10,342	$2,897	$640
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
29

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.52	$13.59	$12.47	$12.15	$10.31
Investment operations:
Net investment income(a)	.40	.36	.32	.30	.31
Net realized and unrealized gain (loss)	(4.27)	.33	1.29	.43	1.75
Total from investment operations	(3.87)	.69	1.61	.73	2.06
Distributions to shareholders from:
Net investment income	(.43)	(.34)	(.35)	(.34)	(.22)
Net realized gain	(.54)	(.42)	(.14)	(.07)	–
Total distributions	(.97)	(.76)	(.49)	(.41)	(.22)
Net asset value, end of year	$8.68	$13.52	$13.59	$12.47	$12.15
Total Return(b)	(30.50)%	5.15%	13.31%	6.17%	20.21%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.42%	1.39%	1.43%	1.43%	1.44%
Expenses, excluding expense reductions	1.42%	1.39%	1.43%	1.44%	1.44%
Net investment income	3.52%	2.58%	2.50%	2.42%	2.75%
Supplemental Data:
Net assets, end of year (000)	$2,370	$3,062	$2,365	$1,337	$286
Portfolio turnover rate	54.70%	26.32%	43.85%	31.65%	21.81%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
30

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.48	$13.83
Investment operations:
Net investment income(b)	.44	.05
Net realized and unrealized loss	(4.27)	(.40)
Total from investment operations	(3.83)	(.35)
Distributions to shareholders from:
Net investment income	(.41)	–
Net realized gain	(.54)	–
Total distributions	(.95)	–
Net asset value, end of period	$8.70	$13.48
Total Return(c)	(30.23)%	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.06%	.27	%(d)
Expenses, excluding expense reductions	1.06%	.27	%(d)
Net investment income	3.87%	.37	%(d)
Supplemental Data:
Net assets, end of period (000)	$7	$10
Portfolio turnover rate	54.70%	26.32%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
31

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 11/30/2008	9/28/2007(a) to 11/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$13.48	$13.83
Investment operations:
Net investment income(b)	.39	.05
Net realized and unrealized loss	(4.25)	(.40)
Total from investment operations	(3.86)	(.35)
Distributions to shareholders from:
Net investment income	(.43)	–
Net realized gain	(.54)	–
Total distributions	(.97)	–
Net asset value, end of period	$8.65	$13.48
Total Return(c)	(30.54)%	(2.53	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.40%	.25	%(d)
Expenses, excluding expense reductions	1.40%	.25	%(d)
Net investment income	3.65%	.39	%(d)
Supplemental Data:
Net assets, end of period (000)	$42	$10
Portfolio turnover rate	54.70%	26.32%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.
32

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its respective classes-Lord Abbett America's Value Fund (the "Fund").

The Fund's investment objective is to seek current income and capital appreciation. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

33

Notes to Financial Statements (continued)

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund's Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Commitments–At November 30, 2008, the Fund had entered into foreign exchange contracts in which it had agreed to purchase and sell various foreign currencies with approximate values of $2,159,046 and $1,581,929, respectively.

(h)  When-Issued Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.

(i)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the

34

Notes to Financial Statements (continued)

repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$663,483,556	$(14,564)
Level 2 – Other Significant Observable Inputs	488,078,641	—
Total	$1,151,562,197	$(14,564)

* Other Financial Instruments include foreign exchange contracts.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and

35

Notes to Financial Statements (continued)

other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended November 30, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .73% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

As of November 30, 2008, the percentages of America's Value Fund's outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund were 13.03%, 1.77% and 2.16%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2008:

Distributor Commissions	Dealers' Concessions
$772,666	$4,019,264

36

Notes to Financial Statements (continued)

Distributor received CDSCs of $4,340 and $10,551 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2008.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 10, 2008, a net investment income distribution of approximately $1,430,000 was declared by the Fund. The distribution was paid December 19, 2008 to shareholders of record on December 18, 2008.

The tax character of distributions paid during the fiscal years ended November 30, 2008 and 2007 was as follows:

	Year Ended 11/30/2008	Year Ended 11/30/2007
Distributions paid from:
Ordinary income	$67,876,909	$45,473,885
Net long-term capital gains	68,410,923	31,377,032
Total distributions paid	$136,287,832	$76,850,917

As of November 30, 2008, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income - net	$10,355,545
Total undistributed earnings	$10,355,545
Capital loss carryforwards*	(112,156,193)
Temporary differences	(37,910,437)
Unrealized losses - net	(365,815,579)
Total accumulated losses - net	$(505,526,664)

* As of November 30, 2008, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	Total
America's Value Fund	$112,156,193	$112,156,193

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $37,807,193 during fiscal 2008.

37

Notes to Financial Statements (continued)

As of November 30, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,517,281,336
Gross unrealized gain	23,309,660
Gross unrealized loss	(389,028,799)
Net unrealized security loss	$(365,719,139)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization, wash sales and certain securities.

Permanent items identified during the fiscal year ended November 30, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,188,288	$(2,188,288)

The permanent differences are attributable to the tax treatment of distributions, amortization, certain securities, foreign currency transactions and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2008 are as follows:

Purchases	Sales
$854,429,436	$858,083,783

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of the fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

38

Notes to Financial Statements (continued)

8. LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility ("Facility") from State Street Bank & Trust Company ("SSB"), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 5, 2008, the amount available under the Facility was changed from $250,000,000 to $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .08% of the amount available under the Facility to .125%. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising equity securities market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its assets in foreign securities, which present increased market, liquidity, currency, political and other risks. The Fund may invest up to 10% of its net assets in

39

Notes to Financial Statements (continued)

floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended November 30, 2008		Year Ended November 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	16,775,832	$187,722,200	27,086,362	$372,576,291
Converted from Class B*	90,477	1,029,497	86,789	1,192,487
Reinvestment of distributions	8,324,610	100,697,725	4,867,125	65,606,262
Shares reacquired	(28,966,920)	(312,063,560)	(11,696,075)	(160,097,175)
Increase (decrease)	(3,776,001)	$(22,614,138)	20,344,201	$279,277,865
Class B Shares
Shares sold	696,525	$7,660,626	1,314,197	$17,949,988
Reinvestment of distributions	395,080	4,771,807	235,833	3,150,908
Shares reacquired	(1,381,455)	(14,950,145)	(635,470)	(8,634,286)
Converted to Class A*	(91,226)	(1,029,497)	(87,423)	(1,192,487)
Increase (decrease)	(381,076)	$(3,547,209)	827,137	$11,274,123
Class C Shares
Shares sold	993,914	$11,232,782	2,533,081	$34,800,344
Reinvestment of distributions	417,979	5,066,897	236,197	3,163,296
Shares reacquired	(2,564,442)	(28,194,571)	(1,076,682)	(14,658,468)
Increase (decrease)	(1,152,549)	$(11,894,892)	1,692,596	$23,305,172
			Period Ended November 30, 2007†
Class F Shares
Shares sold	148,982	$1,739,552	725	$10,028
Reinvestment of distributions	2,647	28,469	-	-
Shares reacquired	(14,347)	(157,929)	-	-
Increase	137,282	$1,610,092	725	$10,028
			Year Ended November 30, 2007
Class I Shares
Shares sold	1,782,036	$21,793,074	19,778,135	$274,465,086
Reinvestment of distributions	1,800,454	21,766,442	168,102	2,320,897
Shares reacquired	(854,216)	(8,345,090)	(718,390)	(10,045,908)
Increase	2,728,274	$35,214,426	19,227,847	$266,740,075
Class P Shares
Shares sold	83,756	$937,406	66,846	$916,991
Reinvestment of distributions	18,760	228,125	10,467	141,512
Shares reacquired	(55,868)	(644,109)	(24,864)	(343,842)
Increase	46,648	$521,422	52,449	$714,661

40

Notes to Financial Statements (concluded)

	Year Ended November 30, 2008		Period Ended November 30, 2007†
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	1	$10	723	$10,000
Reinvestment of distributions	59	709	-	-
Increase	60	$719	723	$10,000
Class R3 Shares
Shares sold	4,401	$43,605	723	$10,000
Reinvestment of distributions	96	1,113	-	-
Shares reacquired	(405)	(3,789)	-	-
Increase	4,092	$40,929	723	$10,000

* Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

† For the period September 28, 2007 (commencement of investment operations) to November 30, 2007.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective May 31, 2008, the Fund adopted FIN 48. The adoption of FIN 48 did not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax returns remain open for the fiscal years ended November 30, 2005 through November 30, 2007.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett America's Value Fund, one of the portfolios constituting the Lord Abbett Research Fund, Inc. (the "Company"), as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett America's Value Fund of the Lord Abbett Research Fund, Inc. as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2009

42

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52* portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

* Effective as of the close of business on December 10, 2008, there are 53 portfolios or series.

43

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

44

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

45

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003, formerly Associate Portfolio Manager of Credit Suisse Asset Management.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

46

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Company's Directors. It is available free upon request.

47

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

61.16% of the ordinary income distributions paid by the Fund during the fiscal year ended November 30, 2008 is qualified dividend income. For corporate shareholders, only 54.26% of the Fund's ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2008, $5,368,756 and $68,410,923, respectively, represent short-term and long-term capital gains.

48

This report when not used for the general information
of shareholders of the fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett America's Value Fund

LAAMF-2-1108
(01/09)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2008 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:

Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2008 and 2007 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2008	2007
Audit Fees {a}	$151,000	$145,500
Audit-Related Fees	-0-	-0-
Total audit and audit-related fees	151,000	145,500

Tax Fees {b}	29,382	28,526
All Other Fees	-0-	-0-

Total Fees	$180,382	$174,026

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2008 and 2007 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2008 and 2007 were:

	Fiscal year ended:
	2008	2007
All Other Fees {a}	$155,939	$137,700

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2008 and 2007 were:

	Fiscal year ended:
	2008		2007
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:

Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman
Date: January 28, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: January 28, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 28, 2009